JNLNY Separate Account IV

Financial Statements

December 31, 2025

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2025

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I
Assets
Investments in Funds, at fair value	$—	$10,245	$5,234	$—	$—	$3,821	$—
Receivables:
Investments in Fund shares sold	—	—	—	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	10,245	5,234	—	—	3,821	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$—	$10,245	$5,234	$—	$—	$3,821	$—
Unit Value	N/A	128.633284	43.818733	N/A	N/A	43.176789	N/A

Investments in Funds, shares outstanding	—	217	231	—	—	154	—
Investments in Funds, at cost	$—	$8,706	$2,937	$—	$—	$2,583	$—

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2025

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$63	$—
Expenses
Asset-based charges	—	18	13	—	6	8	—
Total expenses	—	18	13	—	6	8	—
Net investment income (loss)	—	(18)	(13)	—	(6)	55	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	241	—
Sales of investments in Funds	—	600	53	—	7,901	23	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(357)	99	—	(6,276)	845	—
Net realized and unrealized gain (loss)	—	243	152	—	1,625	1,109	—

Net change in net assets
from operations	$—	$225	$139	$—	$1,619	$1,164	$—

See Notes to the Financial Statements.

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2025

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Dreyfus Government Money Market Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I
Assets
Investments in Funds, at fair value	$—	$47	$1,506	$—	$38,555	$23,311	$7,232
Receivables:
Investments in Fund shares sold	—	—	—	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	47	1,506	—	38,555	23,311	7,232

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$—	$47	$1,506	$—	$38,555	$23,311	$7,232
Unit Value	N/A	18.675037	41.784593	N/A	63.000811	70.369757	71.992610

Investments in Funds, shares outstanding	—	47	111	—	803	663	168
Investments in Funds, at cost	$—	$47	$1,436	$—	$37,865	$16,984	$5,975

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2025

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Dreyfus Government Money Market Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I
Investment Income
Dividends	$—	$1	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	—	4	—	—	26	22
Total expenses	—	—	4	—	—	26	22
Net investment income (loss)	—	1	(4)	—	—	(26)	(22)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	—	—	27	—	—	6,125	2,048
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	—	73	—	690	(2,767)	(1,155)
Net realized and unrealized gain (loss)	—	—	100	—	690	3,358	893

Net change in net assets
from operations	$—	$1	$96	$—	$690	$3,332	$871

See Notes to the Financial Statements.

2

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2025

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
Assets
Investments in Funds, at fair value	$9,515	$3,357	$—	$—	$820	$—	$3,966
Receivables:
Investments in Fund shares sold	—	—	—	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	9,515	3,357	—	—	820	—	3,966

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$9,515	$3,357	$—	$—	$820	$—	$3,966
Unit Value	169.836510	34.178377	N/A	N/A	36.996647	N/A	68.623868

Investments in Funds, shares outstanding	120	223	—	—	25	—	94
Investments in Funds, at cost	$3,138	$3,165	$—	$—	$392	$—	$2,466

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2025

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	23	—	—	—	2	—	10
Total expenses	23	—	—	—	2	—	10
Net investment income (loss)	(23)	—	—	—	(2)	—	(10)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	152	28	—	—	45	—	41
Net change in unrealized appreciation
(depreciation) on investments in Funds	594	228	—	—	163	—	226
Net realized and unrealized gain (loss)	746	256	—	—	208	—	267

Net change in net assets
from operations	$723	$256	$—	$—	$206	$—	$257

See Notes to the Financial Statements.

3

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2025

	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I
Assets
Investments in Funds, at fair value	$411	$340	$—	$3,371	$2,500	$41,082	$1,747
Receivables:
Investments in Fund shares sold	—	—	—	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	411	340	—	3,371	2,500	41,082	1,747

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$411	$340	$—	$3,371	$2,500	$41,082	$1,747
Unit Value	50.867052	86.600046	N/A	43.492170	86.174313	87.176865	67.730176

Investments in Funds, shares outstanding	14	7	—	152	63	721	56
Investments in Funds, at cost	$329	$297	$—	$2,062	$2,078	$32,464	$1,679

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2025

	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	—	—	7	—	12	—
Total expenses	—	—	—	7	—	12	—
Net investment income (loss)	—	—	—	(7)	—	(12)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	18	3	—	26	85	8,772	(55)
Net change in unrealized appreciation
(depreciation) on investments in Funds	41	41	—	801	90	(4,014)	69
Net realized and unrealized gain (loss)	59	44	—	827	175	4,758	14

Net change in net assets
from operations	$59	$44	$—	$820	$175	$4,746	$14

See Notes to the Financial Statements.

4

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2025

	JNL/MFS Mid Cap Value Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Growth Stock Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
Assets
Investments in Funds, at fair value	$2,763	$—	$317,259	$4,477	$1,124	$—	$—
Receivables:
Investments in Fund shares sold	—	—	—	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	2,763	—	317,259	4,477	1,124	—	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson
of New York	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$2,763	$—	$317,259	$4,477	$1,124	$—	$—
Unit Value	56.246908	N/A	58.876367	293.856548	298.343214	N/A	N/A

Investments in Funds, shares outstanding	122	—	11,031	40	13	—	—
Investments in Funds, at cost	$2,655	$—	$223,225	$3,924	$1,066	$—	$—

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2025

	JNL/MFS Mid Cap Value Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Growth Stock Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	—	180	11	5	—	—
Total expenses	—	—	180	11	5	—	—
Net investment income (loss)	—	—	(180)	(11)	(5)	—	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	29	—	71,412	7,600	1,198	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	65	—	(25,129)	(4,572)	(1,006)	—	—
Net realized and unrealized gain (loss)	94	—	46,283	3,028	192	—	—

Net change in net assets
from operations	$94	$—	$46,103	$3,017	$187	$—	$—

See Notes to the Financial Statements.

5

JNLNY Separate Account IV
Statements of Assets and Liabilities
December 31, 2025

	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Value Fund - Class I
Assets
Investments in Funds, at fair value	$4,620	$—	$2,517	$722
Receivables:
Investments in Fund shares sold	—	—	—	—
Investment Division units sold	—	—	—	—
Total assets	4,620	—	2,517	722

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—
Investment Division units redeemed	—	—	—	—
Insurance fees due to Jackson
of New York	—	—	—	—
Total liabilities	—	—	—	—
Net assets	$4,620	$—	$2,517	$722
Unit Value	47.581882	N/A	25.065252	92.622866

Investments in Funds, shares outstanding	320	—	219	17
Investments in Funds, at cost	$4,047	$—	$2,164	$531

JNLNY Separate Account IV
Statements of Operations
For the Year Ended December 31, 2025

	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Value Fund - Class I
Investment Income
Dividends	$39	$—	$—	$—
Expenses
Asset-based charges	7	—	7	1
Total expenses	7	—	7	1
Net investment income (loss)	32	—	(7)	(1)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—
Sales of investments in Funds	24	—	6	14
Net change in unrealized appreciation
(depreciation) on investments in Funds	828	—	218	79
Net realized and unrealized gain (loss)	852	—	224	93

Net change in net assets
from operations	$884	$—	$217	$92

See Notes to the Financial Statements.

6

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2025

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I
Operations
Net investment income (loss)	$—	$(18)	$(13)	$—	$(6)	$55	$—
Net realized gain (loss) on investments in Funds	—	600	53	—	7,901	264	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(357)	99	—	(6,276)	845	—
Net change in net assets
from operations	—	225	139	—	1,619	1,164	—

Contract transactions
Purchase payments	—	4,227	—	—	305	—	—
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	—	52	—	—	(13,178)	—	—
Contract owner charges	—	(3,059)	(115)	—	(93)	(75)	—
Net change in net assets
from contract transactions	—	1,220	(115)	—	(12,966)	(75)	—

Net change in net assets	—	1,445	24	—	(11,347)	1,089	—

Net assets beginning of year	—	8,800	5,210	—	11,347	2,732	—

Net assets end of year	$—	$10,245	$5,234	$—	$—	$3,821	$—

Contract unit transactions
Units outstanding at beginning of year	—	76	121	—	54	89	—
Units issued	—	38	—	—	50	—	—
Units redeemed	—	(29)	(3)	—	(104)	(2)	—
Units outstanding at end of year	—	85	118	—	—	87	—
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$4,795	$—	$—	$11,023	$304	$—
Proceeds from sales	$—	$3,593	$128	$—	$23,995	$83	$—

See Notes to the Financial Statements.

7

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2025

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Dreyfus Government Money Market Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I
Operations
Net investment income (loss)	$—	$1	$(4)	$—	$—	$(26)	$(22)
Net realized gain (loss) on investments in Funds	—	—	27	—	—	6,125	2,048
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	—	73	—	690	(2,767)	(1,155)
Net change in net assets
from operations	—	1	96	—	690	3,332	871

Contract transactions
Purchase payments	—	47	891	—	356	5,198	382
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	—	(23)	(4)	—	37,617	(5,711)	(9,700)
Contract owner charges	—	(1)	(851)	—	(108)	(3,725)	(270)
Net change in net assets
from contract transactions	—	23	36	—	37,865	(4,238)	(9,588)

Net change in net assets	—	24	132	—	38,555	(906)	(8,717)

Net assets beginning of year	—	23	1,374	—	—	24,217	15,949

Net assets end of year	$—	$47	$1,506	$—	$38,555	$23,311	$7,232

Contract unit transactions
Units outstanding at beginning of year	—	5	34	—	—	420	234
Units issued	—	3	22	—	614	370	132
Units redeemed	—	(1)	(21)	—	(2)	(454)	(267)
Units outstanding at end of year	—	7	35	—	612	336	99
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$48	$891	$—	$37,973	$23,080	$8,833
Proceeds from sales	$—	$24	$859	$—	$108	$27,344	$18,443

See Notes to the Financial Statements.

8

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2025

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
Operations
Net investment income (loss)	$(23)	$—	$—	$—	$(2)	$—	$(10)
Net realized gain (loss) on investments in Funds	152	28	—	—	45	—	41
Net change in unrealized appreciation
(depreciation) on investments in Funds	594	228	—	—	163	—	226
Net change in net assets
from operations	723	256	—	—	206	—	257

Contract transactions
Purchase payments	—	—	—	—	—	—	47
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	(1)	(13)	—	—	(75)	—	17
Contract owner charges	(210)	(1,139)	—	—	(44)	—	(111)
Net change in net assets
from contract transactions	(211)	(1,152)	—	—	(119)	—	(47)

Net change in net assets	512	(896)	—	—	87	—	210

Net assets beginning of year	9,003	4,253	—	—	733	—	3,756

Net assets end of year	$9,515	$3,357	$—	$—	$820	$—	$3,966

Contract unit transactions
Units outstanding at beginning of year	55	134	—	—	26	—	54
Units issued	—	—	—	—	—	—	1
Units redeemed	(1)	(35)	—	—	(4)	—	(2)
Units outstanding at end of year	54	99	—	—	22	—	53
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$—	$—	$—	$—	$—	$64
Proceeds from sales	$234	$1,152	$—	$—	$121	$—	$121

See Notes to the Financial Statements.

9

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2025

	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I
Operations
Net investment income (loss)	$—	$—	$—	$(7)	$—	$(12)	$—
Net realized gain (loss) on investments in Funds	18	3	—	26	85	8,772	(55)
Net change in unrealized appreciation
(depreciation) on investments in Funds	41	41	—	801	90	(4,014)	69
Net change in net assets
from operations	59	44	—	820	175	4,746	14

Contract transactions
Purchase payments	112	112	—	—	416	1,015	3,845
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	(2)	(2)	—	(1)	289	5,757	—
Contract owner charges	(116)	(90)	—	(69)	(585)	(1,194)	(2,597)
Net change in net assets
from contract transactions	(6)	20	—	(70)	120	5,578	1,248

Net change in net assets	53	64	—	750	295	10,324	1,262

Net assets beginning of year	358	276	—	2,621	2,205	30,758	485

Net assets end of year	$411	$340	$—	$3,371	$2,500	$41,082	$1,747

Contract unit transactions
Units outstanding at beginning of year	13	4	—	77	26	437	8
Units issued	2	1	—	—	9	552	67
Units redeemed	(3)	(1)	—	(2)	(7)	(517)	(49)
Units outstanding at end of year	12	4	—	75	28	472	26
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$112	$112	$—	$—	$716	$42,675	$4,350
Proceeds from sales	$118	$92	$—	$77	$596	$37,109	$3,102

See Notes to the Financial Statements.

10

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2025

	JNL/MFS Mid Cap Value Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Growth Stock Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
Operations
Net investment income (loss)	$—	$—	$(180)	$(11)	$(5)	$—	$—
Net realized gain (loss) on investments in Funds	29	—	71,412	7,600	1,198	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	65	—	(25,129)	(4,572)	(1,006)	—	—
Net change in net assets
from operations	94	—	46,103	3,017	187	—	—

Contract transactions
Purchase payments	4,180	—	11,399	7,390	2,869	—	—
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	(4)	—	(12,018)	(21,586)	(9,282)	—	—
Contract owner charges	(2,924)	—	(17,703)	(5,022)	(1,821)	—	—
Net change in net assets
from contract transactions	1,252	—	(18,322)	(19,218)	(8,234)	—	—

Net change in net assets	1,346	—	27,781	(16,201)	(8,047)	—	—

Net assets beginning of year	1,417	—	289,478	20,678	9,171	—	—

Net assets end of year	$2,763	$—	$317,259	$4,477	$1,124	$—	$—

Contract unit transactions
Units outstanding at beginning of year	28	—	6,022	87	36	—	—
Units issued	86	—	5,097	103	42	—	—
Units redeemed	(64)	—	(5,690)	(175)	(72)	—	—
Units outstanding at end of year	50	—	5,429	15	6	—	—
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$4,673	$—	$270,503	$25,822	$11,772	$—	$—
Proceeds from sales	$3,421	$—	$289,005	$45,051	$20,011	$—	$—

See Notes to the Financial Statements.

11

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2025

	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Value Fund - Class I
Operations
Net investment income (loss)	$32	$—	$(7)	$(1)
Net realized gain (loss) on investments in Funds	24	—	6	14
Net change in unrealized appreciation
(depreciation) on investments in Funds	828	—	218	79
Net change in net assets
from operations	884	—	217	92

Contract transactions
Purchase payments	446	—	—	47
Surrenders and terminations	—	—	—	—
Transfers between Investment Divisions	(5)	—	—	(26)
Contract owner charges	(444)	—	(55)	(40)
Net change in net assets
from contract transactions	(3)	—	(55)	(19)

Net change in net assets	881	—	162	73

Net assets beginning of year	3,739	—	2,355	649

Net assets end of year	$4,620	$—	$2,517	$722

Contract unit transactions
Units outstanding at beginning of year	103	—	101	7
Units issued	10	—	—	1
Units redeemed	(10)	—	(2)	(1)
Units outstanding at end of year	103	—	99	7
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$485	$—	$—	$47
Proceeds from sales	$456	$—	$62	$67

See Notes to the Financial Statements.

12

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2024

	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I
Operations
Net investment income (loss)	$—	$(21)	$(13)	$—	$(25)	$51	$—
Net realized gain (loss) on investments in Funds	—	873	54	—	70	209	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(46)	418	—	2,629	(138)	—
Net change in net assets
from operations	—	806	459	—	2,674	122	—

Contract transactions
Purchase payments	—	2,472	—	—	407	—	—
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	—	206	1	—	4	7	—
Contract owner charges	—	(2,687)	(125)	—	(121)	(68)	—
Net change in net assets
from contract transactions	—	(9)	(124)	—	290	(61)	—

Net change in net assets	—	797	335	—	2,964	61	—

Net assets beginning of year	—	8,003	4,875	—	8,383	2,671	—

Net assets end of year	$—	$8,800	$5,210	$—	$11,347	$2,732	$—

Contract unit transactions
Units outstanding at beginning of year	—	76	124	—	53	91	—
Units issued	—	32	—	—	2	—	—
Units redeemed	—	(32)	(3)	—	(1)	(2)	—
Units outstanding at end of year	—	76	121	—	54	89	—

See Notes to the Financial Statements.

13

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2024

	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Dreyfus Government Money Market Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I
Operations
Net investment income (loss)	$—	$1	$(7)	$—	$—	$(60)	$(38)
Net realized gain (loss) on investments in Funds	—	—	(275)	—	—	2,057	32
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	—	284	—	—	1,601	2,275
Net change in net assets
from operations	—	1	2	—	—	3,598	2,269

Contract transactions
Purchase payments	—	47	946	—	—	2,857	509
Surrenders and terminations	—	—	(8,318)	—	—	—	—
Transfers between Investment Divisions	—	(70)	480	—	—	(1,840)	2
Contract owner charges	—	(2)	(914)	—	—	(3,344)	(314)
Net change in net assets
from contract transactions	—	(25)	(7,806)	—	—	(2,327)	197

Net change in net assets	—	(24)	(7,804)	—	—	1,271	2,466

Net assets beginning of year	—	47	9,178	—	—	22,946	13,483

Net assets end of year	$—	$23	$1,374	$—	$—	$24,217	$15,949

Contract unit transactions
Units outstanding at beginning of year	—	6	239	—	—	462	231
Units issued	—	15	37	—	—	58	8
Units redeemed	—	(16)	(242)	—	—	(100)	(5)
Units outstanding at end of year	—	5	34	—	—	420	234

See Notes to the Financial Statements.

14

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2024

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
Operations
Net investment income (loss)	$(22)	$(12)	$—	$—	$(1)	$—	$(10)
Net realized gain (loss) on investments in Funds	133	(30)	—	—	12	—	42
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,017	95	—	—	185	—	189
Net change in net assets
from operations	1,128	53	—	—	196	—	221

Contract transactions
Purchase payments	—	—	—	—	—	—	47
Surrenders and terminations	—	—	—	—	—	—	—
Transfers between Investment Divisions	9	(16)	—	—	170	—	218
Contract owner charges	(210)	(1,319)	—	—	(41)	—	(119)
Net change in net assets
from contract transactions	(201)	(1,335)	—	—	129	—	146

Net change in net assets	927	(1,282)	—	—	325	—	367

Net assets beginning of year	8,076	5,535	—	—	408	—	3,389

Net assets end of year	$9,003	$4,253	$—	$—	$733	$—	$3,756

Contract unit transactions
Units outstanding at beginning of year	56	190	—	—	20	—	52
Units issued	—	137	—	—	8	—	4
Units redeemed	(1)	(193)	—	—	(2)	—	(2)
Units outstanding at end of year	55	134	—	—	26	—	54

See Notes to the Financial Statements.

15

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2024

	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I
Operations
Net investment income (loss)	$(1)	$—	$—	$(7)	$(2)	$(84)	$(2)
Net realized gain (loss) on investments in Funds	67	13	—	20	354	16,953	164
Net change in unrealized appreciation
(depreciation) on investments in Funds	17	(8)	—	68	(93)	(7,940)	(109)
Net change in net assets
from operations	83	5	—	81	259	8,929	53

Contract transactions
Purchase payments	112	112	—	—	509	1,149	2,090
Surrenders and terminations	—	—	—	—	—	(36,218)	—
Transfers between Investment Divisions	(2)	(2)	—	(3)	44	(1,515)	(8)
Contract owner charges	(84)	(75)	—	(66)	(554)	(968)	(2,271)
Net change in net assets
from contract transactions	26	35	—	(69)	(1)	(37,552)	(189)

Net change in net assets	109	40	—	12	258	(28,623)	(136)

Net assets beginning of year	249	236	—	2,609	1,947	59,381	621

Net assets end of year	$358	$276	$—	$2,621	$2,205	$30,758	$485

Contract unit transactions
Units outstanding at beginning of year	12	4	—	79	27	1,057	11
Units issued	12	5	—	—	36	74	36
Units redeemed	(11)	(5)	—	(2)	(37)	(694)	(39)
Units outstanding at end of year	13	4	—	77	26	437	8

See Notes to the Financial Statements.

16

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2024

	JNL/MFS Mid Cap Value Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Growth Stock Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
Operations
Net investment income (loss)	$(4)	$(4)	$(711)	$(47)	$(22)	$—	$—
Net realized gain (loss) on investments in Funds	320	1,122	21,630	1,431	149	—	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	(114)	(990)	27,981	3,482	652	—	—
Net change in net assets
from operations	202	128	48,900	4,866	779	—	—

Contract transactions
Purchase payments	2,425	56	10,065	4,642	1,800	—	—
Surrenders and terminations	—	(8,984)	(34,931)	—	—	—	—
Transfers between Investment Divisions	1	—	208	(17)	9	—	—
Contract owner charges	(2,535)	—	(16,304)	(4,574)	(1,645)	—	—
Net change in net assets
from contract transactions	(109)	(8,928)	(40,962)	51	164	—	—

Net change in net assets	93	(8,800)	7,938	4,917	943	—	—

Net assets beginning of year	1,324	8,800	281,540	15,761	8,228	—	—

Net assets end of year	$1,417	$—	$289,478	$20,678	$9,171	$—	$—

Contract unit transactions
Units outstanding at beginning of year	31	256	6,959	87	35	—	—
Units issued	69	2	293	28	7	—	—
Units redeemed	(72)	(258)	(1,230)	(28)	(6)	—	—
Units outstanding at end of year	28	—	6,022	87	36	—	—

See Notes to the Financial Statements.

17

JNLNY Separate Account IV
Statements of Changes in Net Assets
December 31, 2024

	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Value Fund - Class I
Operations
Net investment income (loss)	$14	$—	$(7)	$(1)
Net realized gain (loss) on investments in Funds	(39)	—	3	7
Net change in unrealized appreciation
(depreciation) on investments in Funds	(11)	—	130	62
Net change in net assets
from operations	(36)	—	126	68

Contract transactions
Purchase payments	446	—	—	47
Surrenders and terminations	—	—	—	—
Transfers between Investment Divisions	(4)	—	—	204
Contract owner charges	(356)	—	(57)	(40)
Net change in net assets
from contract transactions	86	—	(57)	211

Net change in net assets	50	—	69	279

Net assets beginning of year	3,689	—	2,286	370

Net assets end of year	$3,739	$—	$2,355	$649

Contract unit transactions
Units outstanding at beginning of year	103	—	104	5
Units issued	40	—	—	3
Units redeemed	(40)	—	(3)	(1)
Units outstanding at end of year	103	—	101	7

See Notes to the Financial Statements.

18

JNLNY Separate Account IV
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL Multi-Manager Emerging Markets Equity Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	16.788290	(0.50)	0.90	19.330807	4.15		0.25
JNL Multi-Manager Small Cap Growth Fund - Class I
12/31/2025	10	0	0.00	119.547058	3.61	0.25	128.633284	3.87		0.00
12/31/2024	9	0	0.00	115.380283	9.73	0.25	123.839560	10.01	‡	0.00
12/31/2023	8	0	0.00	105.144912	16.39	0.25	N/A	N/A		N/A
12/31/2022	7	0	0.00	90.339131	(31.05)	0.25	N/A	N/A		N/A
12/31/2021	9	0	0.00	111.084457	2.30	0.90	139.571773	9.69		0.25
JNL Multi-Manager Small Cap Value Fund - Class I
12/31/2025	5	0	0.00	43.818733	2.75	0.25	N/A	N/A		N/A
12/31/2024	5	0	0.00	42.646990	9.53	0.25	N/A	N/A		N/A
12/31/2023	5	0	0.00	38.936406	21.07	0.25	N/A	N/A		N/A
12/31/2022	4	0	0.00	32.160220	(12.15)	0.25	N/A	N/A		N/A
12/31/2021	5	0	0.00	32.889851	22.25	0.90	38.154075	28.25		0.25
JNL/American Funds Balanced Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	26.615063	14.05	0.90	32.328768	21.19		0.25
JNL/BlackRock Large Cap Select Growth Fund - Class I
12/31/2025	—	—	0.00	237.999048	11.46	0.25	256.958782	11.74	‡	0.00
12/31/2024	11	0	0.00	213.521100	31.53	0.25	N/A	N/A		N/A
12/31/2023	8	0	0.00	162.334201	49.76	0.25	N/A	N/A		N/A
12/31/2022	5	0	0.00	108.396109	(37.84)	0.25	N/A	N/A		N/A
12/31/2021	8	0	0.00	146.674974	19.72	0.90	186.405085	28.81		0.25
JNL/Causeway International Value Select Fund - Class I
12/31/2025	4	0	1.92	43.176789	43.10	0.25	N/A	N/A		N/A
12/31/2024	3	0	2.10	30.173125	4.55	0.25	N/A	N/A		N/A
12/31/2023	3	0	1.71	28.860762	28.44	0.25	N/A	N/A		N/A
12/31/2022	2	0	1.62	22.469713	(6.95)	0.25	N/A	N/A		N/A
12/31/2021	2	0	1.50	20.728079	7.79	0.90	25.616564	15.05		0.25
JNL/DFA U.S. Core Equity Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	65.098962	26.19	0.90	86.038472	35.30		0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

19

JNLNY Separate Account IV
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/DoubleLine Core Fixed Income Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	-—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	26.313811	(1.03)	0.90	32.568845	5.49		0.25
JNL/Dreyfus Government Money Market Fund - Class I
12/31/2025	0	0	6.44	18.675037	3.82	0.25	N/A	N/A		N/A
12/31/2024	0	0	3.42	17.988360	4.82	0.25	N/A	N/A		N/A
12/31/2023	0	0	3.92	17.161633	4.63	0.25	N/A	N/A		N/A
12/31/2022	0	0	1.87	16.401654	1.27	0.25	N/A	N/A		N/A
12/31/2021	0	0	0.00	13.619261	(0.86)	0.90	17.304880	6.67		0.25
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
12/31/2025	2	0	0.00	41.784593	7.43	0.25	N/A	N/A		N/A
12/31/2024	1	0	0.00	38.895149	1.92	0.25	N/A	N/A		N/A
12/31/2023	9	0	0.00	38.161236	6.78	0.25	N/A	N/A		N/A
12/31/2022	8	0	0.00	35.737874	(13.50)	0.25	N/A	N/A		N/A
12/31/2021	8	0	0.00	34.719850	(1.27)	0.90	44.126616	6.16		0.25
JNL/Franklin Templeton Income Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	21.416429	14.16	0.90	24.659783	19.50		0.25
JNL/Goldman Sachs 4 Fund - Class A
12/31/2025	39	1	0.00	63.000811	16.70	0.00	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	36.287391	34.27	0.90	44.436428	39.98		0.25
JNL/Invesco Global Growth Fund - Class I
12/31/2025	23	0	0.00	66.156533	15.45	0.25	70.369757	15.75	‡	0.00
12/31/2024	24	0	0.00	57.301154	15.90	0.25	N/A	N/A		N/A
12/31/2023	23	0	0.00	49.441500	34.63	0.25	N/A	N/A		N/A
12/31/2022	18	0	0.00	36.723244	(32.19)	0.25	N/A	N/A		N/A
12/31/2021	23	0	0.00	47.350199	14.69	0.90	57.031470	21.56		0.25
JNL/Invesco Small Cap Growth Fund - Class I
12/31/2025	7	0	0.00	71.992610	6.22	0.25	76.487705	6.48	‡	0.00
12/31/2024	16	0	0.00	67.778332	16.77	0.25	N/A	N/A		N/A
12/31/2023	13	0	0.00	58.045487	12.16	0.25	N/A	N/A		N/A
12/31/2022	12	0	0.00	51.751176	(35.26)	0.25	N/A	N/A		N/A
12/31/2021	18	0	0.00	70.116357	6.63	0.90	84.077502	12.90		0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

20

JNLNY Separate Account IV
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/JPMorgan MidCap Growth Fund - Class I
12/31/2025	10	0	0.00	169.836510	8.13	0.25	N/A	N/A		N/A
12/31/2024	9	0	0.00	157.064491	14.17	0.25	N/A	N/A		N/A
12/31/2023	8	0	0.00	137.569871	23.28	0.25	N/A	N/A		N/A
12/31/2022	7	0	0.00	111.594131	(27.05)	0.25	N/A	N/A		N/A
12/31/2021	9	0	0.00	128.586003	10.36	0.90	163.517476	18.74		0.25
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
12/31/2025	3	0	0.00	34.178377	6.95	0.00	N/A	N/A		N/A
12/31/2024	4	0	0.00	29.672945	1.12	0.25	31.957556	1.37	‡	0.00
12/31/2023	6	0	0.00	29.345317	4.25	0.25	N/A	N/A		N/A
12/31/2022	7	0	0.00	28.150047	(11.61)	0.25	N/A	N/A		N/A
12/31/2021	10	0	0.00	26.895013	(2.71)	0.90	34.042647	4.68		0.25
JNL/JPMorgan U.S. Value Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	20.192004	26.61	0.90	23.103278	32.30		0.25
JNL/Mellon Bond Index Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	18.073489	(2.67)	0.90	21.235395	2.98		0.25
JNL/Mellon Communication Services Sector Fund - Class I
12/31/2025	1	0	0.00	36.996647	33.12	0.25	N/A	N/A		N/A
12/31/2024	1	0	0.00	27.792465	38.68	0.25	N/A	N/A		N/A
12/31/2023	0	0	0.00	20.040944	54.09	0.25	N/A	N/A		N/A
12/31/2022	0	0	0.00	13.006151	(41.15)	0.25	N/A	N/A		N/A
12/31/2021	0	0	0.00	19.786483	14.94	0.90	23.313085	22.26		0.25
JNL/Mellon Consumer Discretionary Sector Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	74.001910	21.86	0.90	90.605295	29.76		0.25
JNL/Mellon Energy Sector Fund - Class I
12/31/2025	4	0	0.00	68.623868	6.97	0.25	N/A	N/A		N/A
12/31/2024	4	0	0.00	64.154371	6.04	0.25	N/A	N/A		N/A
12/31/2023	3	0	0.00	60.498056	(1.11)	0.25	N/A	N/A		N/A
12/31/2022	4	0	0.00	61.179824	61.48	0.25	N/A	N/A		N/A
12/31/2021	2	0	0.00	32.754442	53.79	0.90	40.077875	63.78		0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

21

JNLNY Separate Account IV
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/Mellon Financial Sector Fund - Class I
12/31/2025	0	0	0.00	50.867052	16.58	0.00	N/A	N/A		N/A
12/31/2024	0	0	0.00	41.165467	30.60	0.25	43.631188	30.82	‡	0.00
12/31/2023	0	0	0.00	31.520573	15.74	0.25	N/A	N/A		N/A
12/31/2022	0	0	0.00	27.233079	(12.58)	0.25	N/A	N/A		N/A
12/31/2021	0	0	0.00	27.005699	28.62	0.90	32.940962	36.93		0.25
JNL/Mellon Healthcare Sector Fund - Class I
12/31/2025	0	0	0.00	86.600046	14.86	0.00	N/A	N/A		N/A
12/31/2024	0	0	0.00	71.159826	2.16	0.25	75.398652	2.38	‡	0.00
12/31/2023	0	0	0.00	69.658511	1.92	0.25	N/A	N/A		N/A
12/31/2022	0	0	0.00	68.343611	(5.44)	0.25	N/A	N/A		N/A
12/31/2021	0	0	0.00	62.459293	19.53	0.90	76.385309	27.18		0.25
JNL/Mellon Information Technology Sector Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	68.535052	58.40	0.25	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	55.028455	32.49	0.90	67.249545	41.08		0.25
JNL/Mellon International Index Fund - Class I
12/31/2025	3	0	0.00	43.492170	31.54	0.25	N/A	N/A		N/A
12/31/2024	3	0	0.00	33.063369	2.99	0.25	N/A	N/A		N/A
12/31/2023	3	0	0.00	32.103769	17.24	0.25	N/A	N/A		N/A
12/31/2022	2	0	0.52	27.381959	(14.13)	0.25	N/A	N/A		N/A
12/31/2021	3	0	0.00	28.017470	9.80	0.90	33.531752	16.19		0.25
JNL/Mellon S&P 400 MidCap Index Fund - Class I
12/31/2025	3	0	0.00	86.174313	7.26	0.00	N/A	N/A		N/A
12/31/2024	2	0	0.00	75.852929	13.40	0.25	80.341802	13.67	‡	0.00
12/31/2023	2	0	0.00	66.890873	15.85	0.25	N/A	N/A		N/A
12/31/2022	2	0	0.00	57.738490	(13.47)	0.25	N/A	N/A		N/A
12/31/2021	2	0	0.00	58.520787	23.42	0.90	70.185758	30.70		0.25
JNL/Mellon S&P 500 Index Fund - Class I
12/31/2025	41	0	0.00	82.115122	17.33	0.25	87.176865	17.62		0.00
12/31/2024	31	0	0.00	69.987163	24.46 ‡	0.25	74.115871	24.77	‡	0.00
12/31/2023	59	1	0.00	48.890906	24.94	0.90	56.234624	25.75		0.25
12/31/2022	47	1	0.00	39.132582	(19.01)	0.90	44.719677	(18.48)		0.25
12/31/2021	58	1	0.00	48.315462	27.30	0.90	57.658934	34.67		0.25
JNL/Mellon Small Cap Index Fund - Class I
12/31/2025	2	0	0.00	63.875755	5.64	0.25	67.730176	5.91	‡	0.00
12/31/2024	0	0	0.00	60.466888	8.11	0.25	N/A	N/A		N/A
12/31/2023	1	0	0.00	55.930126	15.63	0.25	N/A	N/A		N/A
12/31/2022	1	0	0.00	48.368451	(16.56)	0.25	N/A	N/A		N/A
12/31/2021	1	0	0.00	50.757170	25.34	0.90	60.895530	32.54		0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

22

JNLNY Separate Account IV
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/MFS Mid Cap Value Fund - Class I
12/31/2025	3	0	0.00	53.076332	6.07	0.25	56.246908	6.34		0.00
12/31/2024	1	0	0.00	50.037075	13.90	0.25	52.893461	14.19	‡	0.00
12/31/2023	1	0	0.00	43.932277	12.38	0.25	N/A	N/A		N/A
12/31/2022	1	0	0.00	39.093203	(8.97)	0.25	N/A	N/A		N/A
12/31/2021	1	0	0.00	38.778297	29.76	0.90	45.053636	37.06		0.25
JNL/PPM America High Yield Bond Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	37.472632	8.03	0.25	N/A	N/A		N/A
12/31/2023	9	0	0.00	29.402941	12.09	0.90	34.685870	12.82		0.25
12/31/2022	8	0	0.00	26.231080	(12.23)	0.90	30.745110	(11.65)		0.25
12/31/2021	8	0	0.00	29.886440	5.15	0.90	36.934994	12.33		0.25
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
12/31/2025	317	5	0.00	55.830096	16.24	0.25	58.876367	16.53		0.00
12/31/2024	289	6	0.00	48.029760	18.76	0.25	50.523445	19.05	‡	0.00
12/31/2023	282	7	0.00	40.444199	12.14	0.25	N/A	N/A		N/A
12/31/2022	255	7	0.00	36.066226	(7.98)	0.25	N/A	N/A		N/A
12/31/2021	285	7	0.00	35.049915	25.62	0.90	40.922399	32.01		0.25
JNL/T. Rowe Price Growth Stock Fund - Class I
12/31/2025	4	0	0.00	272.133386	15.33	0.25	293.856548	15.61		0.00
12/31/2024	21	0	0.00	235.969773	30.00 ‡	0.25	254.174809	30.33	‡	0.00
12/31/2023	16	0	0.00	151.319475	47.14	0.90	181.511349	48.09		0.25
12/31/2022	11	0	0.00	102.843343	(39.18)	0.90	122.566923	(38.79)		0.25
12/31/2021	16	0	0.00	169.103740	13.75	0.90	214.066096	22.40		0.25
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
12/31/2025	1	0	0.00	276.595732	3.19	0.25	298.343214	3.45	‡	0.00
12/31/2024	9	0	0.00	268.053928	9.23	0.25	N/A	N/A		N/A
12/31/2023	8	0	0.00	245.396446	20.02	0.25	N/A	N/A		N/A
12/31/2022	7	0	0.00	204.460882	(22.03)	0.25	N/A	N/A		N/A
12/31/2021	8	0	0.00	220.153926	12.23	0.90	280.003134	20.68		0.25
JNL/T. Rowe Price Short-Term Bond Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	11.873627	(0.99)	0.90	13.671875	3.64		0.25
JNL/T. Rowe Price Value Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	56.616756	28.76	0.90	68.630431	36.82		0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

23

JNLNY Separate Account IV
Financial Highlights
December 31, 2025
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total		Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†		Expenses(%)^
JNL/William Blair International Leaders Fund - Class I
12/31/2025	5	0	0.93	44.081854	23.48	0.25	47.581882	23.78		0.00
12/31/2024	4	0	0.62	35.699723	(0.91)	0.25	38.442218	(0.65	)‡	0.00
12/31/2023	4	0	0.12	36.029055	12.99	0.25	N/A	N/A		N/A
12/31/2022	3	0	2.14	31.886287	(25.01)	0.25	N/A	N/A		N/A
12/31/2021	4	0	1.28	35.772392	5.53	0.90	45.446659	13.53		0.25
JNL/WMC Balanced Fund - Class I
12/31/2025	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2024	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2023	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A	N/A	N/A		N/A
12/31/2021	—	—	0.00	82.698346	17.98	0.90	104.768943	26.93		0.25
JNL/WMC Global Real Estate Fund - Class I
12/31/2025	3	0	0.00	25.065252	9.33	0.25	N/A	N/A		N/A
12/31/2024	2	0	0.00	22.927166	5.56	0.25	N/A	N/A		N/A
12/31/2023	2	0	0.00	21.720046	9.62	0.25	N/A	N/A		N/A
12/31/2022	2	0	0.00	19.813953	(27.56)	0.25	N/A	N/A		N/A
12/31/2021	3	0	0.00	24.560498	25.98	0.90	28.533127	32.27		0.25
JNL/WMC Value Fund - Class I
12/31/2025	1	0	0.00	92.622866	14.88	0.25	N/A	N/A		N/A
12/31/2024	1	0	0.00	80.626089	11.10	0.25	N/A	N/A		N/A
12/31/2023	0	0	0.00	72.567846	9.41	0.25	N/A	N/A		N/A
12/31/2022	0	0	0.00	66.324293	(4.68)	0.25	N/A	N/A		N/A
12/31/2021	0	0	0.00	62.905210	26.22	0.90	72.836073	33.27		0.25

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

24

JNLNY Separate Account IV

Notes to Financial Statements

December 31, 2025

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established JNLNY Separate Account IV (the “Separate Account”) on November 30, 1998. The Separate Account commenced operations on March 8, 2004, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account currently contains thirty-nine (39) Investment Divisions as of December 31, 2025. These thirty-nine (39) Investment Divisions each invested in shares of the following mutual funds (each a "Fund" and collectively the “Funds”) as of and during the year ended December 31, 2025:

JNL® Series Trust
JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
JNL Multi-Manager Small Cap Growth Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I
JNL/American Funds Balanced Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Mellon International Index Fund - Class I
JNL/Causeway International Value Select Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I
JNL/Dreyfus Government Money Market Fund- Class I	JNL/MFS Mid Cap Value Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I
JNL/Franklin Templeton Income Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
JNL/Goldman Sachs 4 Fund - Class A	JNL/T. Rowe Price Growth Stock Fund - Class I
JNL/Invesco Global Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/JPMorgan MidCap Growth Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class I
JNL/JPMorgan U.S. Value Fund - Class I	JNL/WMC Balanced Fund - Class I
JNL/Mellon Bond Index Fund - Class I	JNL/WMC Global Real Estate Fund - Class I
JNL/Mellon Communication Services Sector Fund - Class I	JNL/WMC Value Fund - Class I
JNL/Mellon Consumer Discretionary Sector Fund - Class I

JNAM serves as investment adviser for the Funds comprising the JNL Series Trust. JNAM is a wholly-owned subsidiary of Jackson and receives a fee for its services from each Fund.

The following Fund was sub-advised by an affiliate of Jackson during the year: JNL/PPM America High Yield Bond Fund.

The net assets are affected by the investment results of each underlying mutual fund, and contract transactions are affected by contract owner directions and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits.

A contract owner may choose from a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

25

JNLNY Separate Account IV

Notes to Financial Statements

December 31, 2025

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investment transactions in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as a gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

Fair Value Measurement. As of December 31, 2025, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units.

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.90% in years 1 - 10, 0.25% for years 11 - 20, and 0.0% for years greater than 21 for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account. This is charged through the daily unit value calculation.

Transaction Charges. Contract premium payments are reflected net of the following charges paid:

Sales Charge. A basic sales charge is deducted from each premium payment received. This sales charge is not to exceed 6% of each premium in all years.

Premium Tax Charge. Some states and local governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes will not exceed 2.0% of the contract value. Currently, New York does not impose premium taxes.

Federal Tax Charge. A federal tax charge of 1.5% is deducted from each premium payment.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the contract. These charges are paid by redeeming units of the Separate Account held by the individual contract owner.

Cost of Insurance Charge. The cost of insurance varies with the amount of insurance, the insured’s age, sex, risk class, and duration of the contract.

Monthly Contract Charge. A monthly contract fee is assessed at $15 per month of contract years 1 - 3 and $7.50 per month thereafter.

Administrative Charge. An administrative charge of $0.07 per thousand of the specified death benefit (contract face value) will be assessed in the first 10 contract years and $0.01 per thousand thereafter.

26

JNLNY Separate Account IV

Notes to Financial Statements

December 31, 2025

Optional Rider Charges. Types of optional riders include the following: Terminal Illness Benefit Rider, Additional Death Benefit Coverage, Waiver of Monthly Deductions, Waiver of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider. For a full explanation of product optional riders, please refer to the products prospectus.

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units outstanding:

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Re-Underwriting Charge. If a transaction under a contract requires underwriting approval after the commencement date, a charge of $25 is deducted.

Illustration Charge. One personalized illustration is free of charge each contract year. A fee of $25 (to be paid separately) will be assessed for any additional illustration requests during the contract year.

Surrender Charges. During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract. The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract. The rate is determined based on a number of factors, including the insured’s age, sex, underwriting risk classification, and the contract year of surrender. The surrender charges are assessed by Jackson and withheld from the proceeds of withdrawals.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes will not exceed 2.0% of the contract value. Currently, New York does not impose premium taxes.

NOTE 4. Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Segment Reporting

The Executive Vice President and Chief Financial Officer of Jackson is the Chief Operating Decision Maker (“CODM”) for each of the investment divisions of the Separate Accounts. Each investment division is comprised of a single reportable segment, whose assets are invested in a fund with a single investment strategy, which reflects how the CODM monitors and manages the operating results of each investment division. The CODM manages the allocation of resources in accordance with each investment division’s objective and the terms of the underlying fund’s prospectus. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, net changes in net assets from operations, is consistent with that presented within each investment division’s financial statements and financial highlights.

NOTE 6. Subsequent Events

Management has evaluated subsequent events for the Separate Account through the date the financial statements were issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the Notes to Financial Statements.

27

KPMG LLP Aon Center Suite 5500 200 E. Randolph Street Chicago, IL 60601-6436 KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee. Report of Independent Registered Public Accounting Firm To the Board of Directors of Jackson National Life Insurance Company of New York and Contract Owners of JNLNY Separate Account IV: Opinion on the Financial Statements We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise JNLNY Separate Account IV (the Separate Account), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of December 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provides a reasonable basis for our opinion. /s/ KPMG LLP We have served as the auditor of one or more Jackson National Life Insurance Company’s separate accounts since 1999. Chicago, Illinois March 27, 2026

JNLNY Separate Account IV Statements of assets and liabilities as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended. JNL Multi-Manager Emerging Markets Equity Fund - Class I JNL Multi-Manager Small Cap Growth Fund - Class I JNL Multi-Manager Small Cap Value Fund - Class I JNL/American Funds Balanced Fund - Class I JNL/BlackRock Large Cap Select Growth Fund - Class I JNL/Causeway International Value Select Fund - Class I JNL/DFA U.S. Core Equity Fund - Class I JNL/DoubleLine Core Fixed Income Fund - Class I JNL/Dreyfus Government Money Market Fund- Class I JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I JNL/Franklin Templeton Income Fund - Class I JNL/Goldman Sachs 4 Fund - Class A JNL/Invesco Global Growth Fund - Class I JNL/Invesco Small Cap Growth Fund - Class I JNL/JPMorgan MidCap Growth Fund - Class I JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I JNL/JPMorgan U.S. Value Fund - Class I JNL/Mellon Bond Index Fund - Class I JNL/Mellon Communication Services Sector Fund - Class I JNL/Mellon Consumer Discretionary Sector Fund - Class I JNL/Mellon Energy Sector Fund - Class I JNL/Mellon Financial Sector Fund - Class I JNL/Mellon Healthcare Sector Fund - Class I JNL/Mellon Information Technology Sector Fund - Class I JNL/Mellon International Index Fund - Class I JNL/Mellon S&P 400 MidCap Index Fund - Class I JNL/Mellon S&P 500 Index Fund - Class I JNL/Mellon Small Cap Index Fund - Class I JNL/MFS Mid Cap Value Fund - Class I JNL/PPM America High Yield Bond Fund - Class I JNL/RAFI Multi-Factor U.S. Equity Fund - Class I JNL/T. Rowe Price Growth Stock Fund - Class I JNL/T. Rowe Price Mid-Cap Growth Fund - Class I JNL/T. Rowe Price Short-Term Bond Fund - Class I JNL/T. Rowe Price Value Fund - Class I JNL/William Blair International Leaders Fund - Class I JNL/WMC Balanced Fund - Class I JNL/WMC Global Real Estate Fund - Class I JNL/WMC Value Fund - Class I

Jackson National Life Insurance
Company of New York

Statutory Financial Statements
December 31, 2025

Jackson National Life Insurance Company of New York

Index to Statutory Financial Statements
________________________________________________________________

Independent Auditors’ Report                            1

Statutory Statements of Admitted Assets, Liabilities,
Capital and Surplus as of December 31, 2025 and 2024            4

Statutory Statements of Operations for the years ended
December 31, 2025, 2024, and 2023                    5

Statutory Statements of Capital and Surplus for the years
ended December 31, 2025, 2024, and 2023                6

Statutory Statements of Cash Flow for the years
ended December 31, 2025, 2024, and 2023                7

Notes to Statutory Financial Statements                    8

Supplemental Schedule of Selected Financial Data                47

Supplemental Investment Risks Interrogatories                50

Summary Investment Schedule                        52

Reinsurance Risk Interrogatories                        53

        KPMG LLP
Suite 600
350 N. 5th Street
Minneapolis, MN 55401

Independent Auditors’ Report

The audit, Compensation, and Risk Management Committee of the Board of Directors
Jackson National Life Insurance Company of New York:
Opinions
We have audited the statutory financial statements of Jackson National Life Insurance Company of New York (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the statutory financial statements.
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the statutory financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the three-year period ended December 31, 2025.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the statutory financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the statutory financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Statutory Financial Statements
Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.
Auditors’ Responsibilities for the Audit of the Statutory Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
Supplementary Information
Our audits were conducted for the purpose of forming an opinion on the statutory financial statements as a whole. The supplementary information included in the Supplemental Schedule of Selected Financial Data,

Supplemental Investment Risks Interrogatories, Summary Investment Schedule, and Reinsurance Risk Interrogatories is presented for purposes of additional analysis and is not a required part of the statutory financial statements but is supplementary information required by the New York State Department of Financial Services. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the statutory financial statements. The information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the statutory financial statements as a whole.
/s/ KPMG LLP

Minneapolis, Minnesota
March 27, 2026

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
(In thousands, except share information)

	December 31,
	2025	2024
Admitted Assets
Bonds	$1,503,160	$1,326,232
Cash and cash equivalents	211,410	106,332
Common stock - unaffiliated	—	825
Receivables for securities	122	204
Securities lending reinvested collateral assets	852	794
Policy loans	531	416
Other invested assets	2,002	—
Total cash and invested assets	1,718,077	1,434,803
Investment income due and accrued	14,606	10,816
Income tax receivable from parent	—	665
Net deferred tax asset	31,407	26,422
Amounts due from reinsurers	476,762	165,296
Other admitted assets	97	84
Admitted disallowed IMR	17,335	12,037
Separate account assets	18,910,026	17,304,385
Total admitted assets	$21,168,310	$18,954,508

Liabilities, Capital and Surplus
Liabilities:
Aggregate reserves for life, accident and health and annuity contracts	$972,890	$629,663
Liability for deposit-type contracts	9,029	8,336
Policy and contract claims	13,522	10,695
Asset valuation reserve	16,813	13,848
General expenses and taxes due and accrued	6,498	4,717
Accrued transfers to separate accounts	(23,833)	(36,870)
Federal income tax	15,525	—
Payable to parent	497,707	192,998
Payable for securities lending	852	794
Other liabilities	27,384	16,803
Separate account liabilities	18,910,026	17,304,385
Total liabilities	20,446,413	18,145,369
Capital and Surplus:
Capital stock (par value $1,000 per share; 2,000 shares authorized,
issued and outstanding)	2,000	2,000
Gross paid-in and contributed surplus	503,859	503,859
Unassigned surplus	198,703	291,243
Special surplus funds	17,335	12,037
Total capital and surplus	721,897	809,139
Total liabilities, capital and surplus	$21,168,310	$18,954,508

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Statutory Statements of Operations
(In thousands)

	Years Ended December 31,
	2025	2024	2023
Income:
Premiums and annuity considerations	$557,687	$528,718	$101,132
Fee income	41,150	41,060	38,391
Net investment income (net of expenses of $2,529 in 2025, $2,154 in 2024, and $1,999 in 2023)	59,551	49,079	47,067
Commissions and expense allowances on reinsurance ceded	181,940	150,744	120,145
Separate accounts net gain (loss) from operations excluding unrealized gains or losses	(3,829)	19,730	—
Total other income	482	—	280
Total income	836,981	789,331	307,015
Benefits and other deductions:
Death benefits	—	235	53
Surrenders and annuity benefits	321,148	274,964	216,055
Interest and adjustments on policy funds and deposit-type contracts	(451)	(881)	(424)
Change in aggregate reserves	343,227	2,505	(101,977)
Commissions	179,957	144,961	109,260
General insurance expenses	32,205	28,296	25,060
Taxes, licenses and fees	3,416	1,405	1,221
Change in loading on deferred and uncollected premium	(22)	(14)	19
Net transfers to (from) separate accounts	(56,021)	273,203	(53,767)
Reclassification of ceding commission to surplus	—	16,043	—
Amortization of gain on reinsured business to income	(1,689)	(2,368)	(624)
Total benefits and other deductions	821,770	738,349	194,876
Gain (loss) from operations before federal income tax expense and net realized capital losses	15,211	50,982	112,139
Federal income tax expense (benefit)	25,945	(20,768)	20,594
Gain (loss) from operations before net realized capital losses	(10,734)	71,750	91,545
Net realized capital losses, less tax benefit of $238 in 2025 and nil in 2024 and 2023, respectively, excluding tax expense of $219 and $116 in 2025 and 2024, and tax benefit of $185 in 2023, respectively, transferred to the IMR

	(469)	—	(428)
Net income (loss)	$(11,203)	$71,750	$91,117

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Statutory Statements of Capital and Surplus
(In thousands)

		Surplus
	Capital	Gross paid-in	Special
	stock	and contributed	Funds	Unassigned	Total

Balances at December 31, 2022	$2,000	$503,859	$—	$97,269	$603,128
Net income	—	—	—	91,117	91,117
Change in net unrealized capital gains and losses	—	—	—	260	260
Change in asset valuation reserve	—	—	—	(1,266)	(1,266)
Change in non-admitted assets	—	—	—	6,726	6,726
Change in surplus as a result of reinsurance	—	—	—	(624)	(624)
Change in special surplus funds	—	—	10,892	(10,892)	—
Change in net deferred income tax	—	—	—	20,721	20,721

Balances at December 31, 2023	2,000	503,859	10,892	203,311	720,062

Net income	—	—	—	71,750	71,750
Change in net unrealized capital gains and losses	—	—	—	93	93
Change in asset valuation reserve	—	—	—	(1,710)	(1,710)
Change in non-admitted assets	—	—	—	(10,751)	(10,751)
Change in surplus in separate accounts	—	—	—	(19,730)	(19,730)
Surplus withdrawn from separate accounts	—	—	—	19,730	19,730
Change in surplus as a result of reinsurance	—	—	—	13,675	13,675
Change in special surplus funds	—	—	1,145	(1,145)	—
Change in net deferred income tax	—	—	—	16,020	16,020

Balances at December 31, 2024	2,000	503,859	12,037	291,243	809,139

Net loss	—	—	—	(11,203)	(11,203)
Change in net unrealized capital gains and losses	—	—	—	(1,198)	(1,198)
Change in asset valuation reserve	—	—	—	(2,965)	(2,965)
Change in non-admitted assets	—	—	—	(8,872)	(8,872)
Change in surplus in separate accounts	—	—	—	38,286	38,286
Surplus contributed to separate accounts	—	—	—	(38,286)	(38,286)
Change in surplus as a result of reinsurance	—	—	—	(1,689)	(1,689)
Change in special surplus funds	—	—	5,298	(5,298)	—
Change in net deferred income tax	—	—	—	13,685	13,685
Dividends to stockholder	—	—	—	(75,000)	(75,000)

Balances at December 31, 2025	$2,000	$503,859	$17,335	$198,703	$721,897

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Statutory Statements of Cash Flow
(In thousands)

	Years Ended December 31,
	2025	2024	2023
Cash from operations:
Operating receipts:
Premiums and annuity considerations	$862,875	$553,647	$74,593
Net investment income	56,637	49,992	47,402
Other	217,772	213,642	162,453
Total cash received from operations	1,137,284	817,281	284,448
Operating disbursements:
Benefit payments	457,089	437,381	301,033
Commissions, general expenses and taxes	(133,021)	114,782	134,448
Net transfers to (from) separate accounts	441,031	173,032	(123,440)
Federal income taxes	9,736	—	(1,318)
Total cash disbursed from operations	774,835	725,195	310,723
Net cash provided by (used in) operations	362,449	92,086	(26,275)

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds sold	55,885	23,230	28,457
Bond repayments, maturities, calls and redemptions	183,502	115,246	92,998
Total bonds	239,387	138,476	121,455
Stocks	795	—	—
Miscellaneous	85	3,064	5,898
Total investment proceeds	240,267	141,540	127,353
Cost of investments acquired:
Bonds	426,187	167,550	108,606
Miscellaneous	58	—	112
Total investments acquired	426,245	167,550	108,718
Net increase in policy loans	(114)	(41)	(20)
Net cash (used in) provided by investments	(186,092)	(26,051)	18,615

Cash from financing and miscellaneous sources:
Cash provided (applied):
Net deposits on deposit-type contracts	(4,863)	(6,243)	(6,171)
Dividends to stockholders	(75,000)	—	—
Other	8,584	15,770	(12,248)
Net cash provided by (used in) financing and miscellaneous sources	(71,279)	9,527	(18,419)

Net change in cash and cash equivalents	105,078	75,562	(26,079)

Cash and cash equivalents at beginning of year	106,332	30,770	56,849

Cash and cash equivalents at end of year	$211,410	$106,332	$30,770

Cash flow information for non-cash transactions:
Debt & equity securities acquired from exchange transactions	$5,994	$4,528	$4,108
Debt & equity securities disposed from exchange transactions	$(5,995)	$(4,517)	$—
Bonds transferred from D-1 to BA-1	$2,004	$—	$—

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Note 1 - Organization

Jackson National Life Insurance Company of New York (the “Company” or “Jackson-NY”) is wholly owned by Jackson National Life Insurance Company (“Jackson” or the “Parent”), a wholly owned subsidiary of Brooke Life Insurance Company (“Brooke Life”), which is wholly owned by the ultimate parent, Jackson Financial Inc. ("Jackson Financial"). Jackson-NY is licensed to sell group and individual annuity products (including immediate annuities, deferred fixed annuities, variable annuities ("VA"), and registered index-linked annuities ("RILA")), guaranteed investment contracts ("GICs") and individual life insurance products, including variable universal life, in the states of New York, Delaware and Michigan. There is no substantial doubt about the Company’s ability to continue as a going concern.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (“statutory”). Certain of these statutory accounting practices vary from U.S. generally accepted accounting principles (“GAAP”), including the following:

1.The costs related to acquiring business, principally commissions, bonus interest on certain products and certain policy issue and underwriting costs, are charged to income in the year incurred and, thus, are not capitalized and amortized over the periods benefited;

2.Future policy benefit reserves for life insurance are based on statutory mortality and interest requirements without the consideration of withdrawals;

3.The Commissioners’ Annuity Reserve Valuation Method (“CARVM”) expense allowance associated with statutory reserving practices for deferred VA held in the separate accounts is reported in the general account as a negative liability;

4.Assets must be included in the statement of admitted assets, liabilities, capital and surplus at “admitted asset value,” with “non-admitted assets” excluded through a charge to surplus;

5.An asset valuation reserve (“AVR”) is established by a direct charge to surplus to offset future potential credit related investment losses;

6.Bonds are generally carried at amortized cost and, for investments carried at fair value, changes in investment valuations are recorded in surplus (under GAAP, these investments are generally carried at fair value, amortized cost for policy loans, with changes in valuation recorded in other comprehensive income);

7.Liabilities for the indexed portion of RILA contracts, as well as the assets supporting those liabilities, are included in separate accounts for statutory reporting;

8.Current expected credit losses (“CECL”) on certain financial assets are not recognized herein, but are required for GAAP;

9.Realized gains and losses, net of tax, resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the approximate remaining life of the investment sold;

10.Gains or losses resulting from market value adjustments (“MVA”) on policies and contracts backed by assets that are valued at book/adjusted carrying value ("BACV") are deferred in the IMR and amortized in a manner consistent with the determination of the MVA;

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

11.Premiums for any contract, including annuities, under which the Company assumes mortality or morbidity risk are recognized as revenues. Under GAAP, premiums for contracts under which the Company does not assume significant mortality or morbidity risk are generally accounted for as deposits to policyholders' accounts

12.A net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years, and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101, with the change in net DTA or liability being recorded directly to surplus;

13.Reserve credits for reinsurance ceded are netted against the reserve liability, but are reported as assets under GAAP;

14.Net after tax gains on reinsurance transactions comprised of contracts in force at the date of the transaction are excluded from net income and recorded directly to surplus, and amortized into income as earnings emerge from the business reinsured;

15.Statements of cash flow are prepared under a prescribed format, which differs from the indirect format under GAAP; and

16.There is no presentation of comprehensive income.

The effects on the financial statements of the variances between statutory accounting practices and GAAP, although not reasonably determinable, are presumed to be material and pervasive.

The New York State Department of Financial Services (“NYDFS”) recognizes statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under New York Insurance Law. The NYDFS has adopted in its entirety, subject to certain conflicts and exceptions with New York Insurance Law, the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”).

A Continuous CARVM reserve basis is prescribed for New York domiciled companies. In NAIC SAP, the application of Curtate CARVM reserve valuation is required. The Company’s fixed annuity reserves are not valued under Curtate CARVM according to NAIC SAP, but rather, are valued under Continuous CARVM according to New York Insurance Law. If the application of Curtate CARVM reserve valuation were used, statutory capital and surplus would be increased by $141 thousand and $199 thousand as of December 31, 2025 and 2024, respectively. Additionally, net income would have decreased by $58 thousand, $55 thousand, and $51 thousand for the years then ended December 31, 2025, 2024, and 2023, respectively.

Valuation Manual-21: Requirements for Principle-Based Reserves for VA (“VM-21”) was amended and effective for NAIC SAP for 2020. New York state law incorporates VM-21 but also includes an additional floor calculation for purposes of defining minimum reserve standards. The Company’s reserves are not valued solely under VM-21 according to NAIC SAP, but rather, are valued with the additional floor calculation according to New York Insurance Law. If reserves were established according to NAIC SAP, statutory capital and surplus would be increased by $31.8 million and $20.6 million as of December 31, 2025 and 2024, respectively. Additionally, net income would be increased by $11.2 million, and decreased by $2.4 million and $4.7 million for the years then ended December 31, 2025, 2024, and 2023, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Valuation Manual-22: Maximum Valuation Interest Rates for Income Annuities (“VM-22”) was effective for NAIC SAP for 2018. New York state law did not reference the Valuation Manual for purposes of defining minimum reserve standards in calendar year 2018, did not require VM-22 for 2019, and adopted an adaptation of VM-22 beginning in 2020. Thus, reserves for payout business are not valued according to VM-22, but rather, are valued per New York regulation. If reserves were established according to NAIC SAP, statutory capital and surplus would be decreased by $2.2 million and $1.5 million as of December 31, 2025 and 2024, respectively. Additionally, net income would be increased by $30 thousand, increased by $50 thousand, and decreased by $1.5 million for the years then ended December 31, 2025, 2024, and 2023, respectively.

Reconciliation to NAIC SAP
A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the state of New York is shown in the following tables (in thousands):

	Years Ended December 31,
	2025	2024	2023
Net income (loss), as stated herein	$(11,203)	$71,750	$91,117
Adjustments - prescribed practices:
Continuous CARVM per New York basis	331,971	18,509	(26,253)
Curtate CARVM per NAIC SAP	332,029	18,564	(26,202)
Decrease (increase) in aggregate reserves to
reflect curtate CARVM	(58)	(55)	(51)
VM-21 Reserve:
VA reserve per New York basis	(3,886)	(17,099)	(30,576)
VA reserve per NAIC SAP	(15,132)	(14,692)	(25,835)
Decrease (increase) in aggregate reserves to
reflect VM-21	11,246	(2,407)	(4,741)
VM-22 Reserve:
IA reserve per New York basis	8,736	7,170	548
IA reserve per NAIC SAP	8,700	7,120	2,004
Decrease (increase) in aggregate reserves to
reflect VM-22	36	50	(1,456)
Tax effect of prescribed practice adjustments	(6)	—	(16)
Net income (loss), NAIC SAP	$15	$69,338	$84,853

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

	December 31,
	2025	2024
Statutory capital and surplus, as stated herein	$721,897	$809,139
Adjustments - prescribed practices:
Continuous CARVM per New York basis	660,711	328,741
Curtate CARVM per NAIC SAP	660,570	328,542
Decrease in aggregate reserves to reflect curtate CARVM	141	199
VM-21 Reserve:
VA reserve per New York basis	143,985	147,870
VA reserve per NAIC SAP	112,154	127,285
Decrease in aggregate reserves to reflect VM-21	31,831	20,585
VM-22 Reserve:
IA reserve per New York basis	83,810	75,073
IA reserve per NAIC SAP	84,044	75,344
Increase in aggregate reserves to reflect VM-22	(234)	(271)
Tax effect of prescribed practice differences	(1,967)	(1,227)
Statutory capital and surplus, NAIC SAP	$751,668	$828,425

New and Pending Accounting Pronouncements
In August 2023, the NAIC adopted revisions to SSAP No 26 – Bonds; SSAP No 43 – Loan-Backed and Structured Securities; and other SSAPs (e.g., SSAP No. 21 – Other Admitted Assets, and SSAP No., 86 – Derivatives) to incorporate the principles-based bond definition into statutory accounting guidance and amend the accounting for certain asset-backed securities and investments not classified as bonds. In December 2023, SSAP No. 2 – Cash, Cash Equivalents, Drafts and Short-Term Investments, was also revised to exclude certain securities from being reported as cash equivalents or short-term investments. In March 2024, the NAIC adopted revisions prescribing accounting guidance (measurement method) for all residual interests regardless of legal form. Collectively, these amendments are related to the NAIC Bond Project and became effective January 1, 2025. The Company adopted the amendments prospectively on January 1, 2025 and the adoption did not result in a material impact on the Company’s financial position or investment classifications. The required disclosures under the NAIC Bond Project are included in Note 3 – Fair Value of Financial Instruments and Note 4 – Investments.

The following represents the transition impact for the principles based bond guidance included in the revisions to SSAP No. 26 (in thousands):

BACV at
12/31/2024
Securities reclassified off Schedule D-1	$2,004

Securities reclassified off Schedule D-1 that resulted in a change in measurement basis
BACV at 12/31/24	—
BACV after transition	—
Aggregate surplus impact	—

In August 2025, the NAIC adopted changes to the statutory reserve framework for non-variable annuities, including immediate annuities, fixed deferred annuities, and fixed indexed annuities. The new principles-based reserve framework is included in VM-22 within the NAIC’s Valuation Manual. The new VM-22 framework includes a three-year transition period, with an optional effective date of January 1, 2026, and a mandatory effective date of January 1, 2029, and is applied prospectively to contracts issued after the effective date. Once the new framework is applied to the valuation of reserves for a contract, it is required to be applied to all future valuations for that contract. The Company plans to adopt the new VM-22 framework for all applicable contracts no later than January 1, 2029.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Estimates
The preparation of the accompanying financial statements and notes requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assumptions used in calculating policy reserves and liabilities, including, but not limited to mortality rates, policyholder behavior, expenses, investment returns and policy crediting rates; 3) assumptions as to future earnings levels being sufficient to realize deferred tax benefits and whether or not certain deferred tax assets will reverse within three years; 4) estimates related to establishment of a liability for state guaranty fund assessments; and 5) assumptions and estimates associated with the Company’s tax positions which impact the amount of recognized tax benefits recorded by the Company, including an estimate of the dividends received deduction. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors as deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Investments
Bonds, excluding asset-backed securities, are stated at amortized cost except those with an NAIC designation of “6,” which are stated at the lower of amortized cost or fair value. Acquisition premiums and discounts are amortized into investment income through call or maturity dates using the effective interest method.

Jackson-NY recognizes an other-than-temporary impairment ("OTTI") for non-asset-backed securities when the Company does not expect full recovery of the amortized cost. These impairment losses are recognized in net realized capital losses for the full difference between fair value and amortized cost.

Asset-backed securities are stated at amortized cost except those with an NAIC carry designation of “6,” which are carried at the lower of amortized cost or fair value. The retrospective adjustment method is used to value asset-backed securities that are reported with NAIC designations that are of high credit quality at the time of acquisition and continues to apply this method unless the security is other-than-temporarily impaired. The prospective adjustment method is applied for all other asset-backed securities.

Investments are reduced to estimated fair value (discounted cash flows for asset-backed securities) for declines in value that are determined to be other-than-temporary. In determining whether an other-than-temporary impairment has occurred, the Company considers a security’s forecasted cash flows as well as the severity and duration of depressed fair values.

If the Company intends to sell an impaired asset-backed security or does not have the intent and ability to retain the impaired asset-backed security for a period of time sufficient to recover the amortized cost basis, an other-than-temporary impairment has occurred. In these situations, the other-than-temporary impairment loss recognized is the difference between the amortized cost basis and fair value. For asset-backed securities, the credit portion of the recognized loss is recorded to the AVR and the non-credit portion is recorded to the IMR. If the Company does not expect to recover the entire amortized cost basis when compared to the present value of cash flows expected to be collected, it cannot assert that it has the ability to recover the asset-backed security’s amortized cost basis even though it has no intent to sell and has the intent and ability to retain the asset-backed security. Therefore, an other-than-temporary impairment has occurred and a realized loss is recognized for the non-interest related decline, which is calculated as the difference between the asset-backed security’s amortized cost basis and the present value of cash flows expected to be collected. For situations where an other-than-temporary impairment is recognized, the previous amortized cost basis less the other-than-temporary impairment recognized as a realized loss becomes the new amortized cost basis of the asset-backed security. The new amortized cost basis is not adjusted for subsequent recoveries in fair value. Therefore, the prospective adjustment method is used for periods subsequent to other-than-temporary impairment loss recognition.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Preferred stocks are stated at amortized cost, except those with a NAIC Securities Valuation Office designation of “4” to “6,” which are reported at the lower of cost or fair value.

Common stocks are stated at fair value.

Debt securities that do not qualify as bonds are carried at the lower of cost or market value. Changes in fair value are recorded as unrealized gains or losses.

Cash, cash equivalents, and short-term investments, are carried at amortized cost.  Cash equivalents include high quality money market instruments and bonds with maturities that are less than three months from purchase date and short-term investments include bonds with maturities that are less than twelve months from purchase date.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. Policy loans are carried at the unpaid principal balances.

Realized capital gains and losses are recorded at the date of sale and are calculated on a specific cost identification basis.

Life and Annuity Reserves
Aggregate reserves for life insurance policies are based on statutory mortality and interest requirements without consideration for withdrawals. The mortality and interest assumptions currently used are based upon either the 1980 Commissioners’ Standard Ordinary (CSO) Table with 4.0% to 4.5% interest rates, the 2001 Commissioners’ Standard Ordinary (CSO) Table with 3.5% to 4.0% interest rates, or the 2017 Commissioners’ Standard Ordinary (CSO) Table with 3.0% to 4.0% interest rates.

Reserves for VA and RILA products and related guarantees are determined using New York Regulation 213, which incorporates VM-21. Reserves are set equal to the stochastic reserve plus the additional standard projection amount, subject to additional floor calculations. The stochastic reserve calculation uses prudent estimate assumptions for items such as expenses, mortality and policyholder behavior, as well as “real world” stochastically generated equity and interest rate scenarios. The additional standard projection amount and standard scenario floor calculations are based on assumptions prescribed by the regulation. The option value floor for contracts issued on or after January 1, 2020 is based on the standard scenario prescribed assumptions, but using stochastically generated arbitrage free interest rates and equity return paths.

All other annuity reserves are established with an interest rate assumption ranging from 1.0% to 7.0% and are carried at the greater of surrender value or the greatest present value of the guaranteed benefits discounted at statutory valuation interest rates.

Interest Maintenance Reserve
The Company is required to maintain an IMR, which is a reserve for the net, after tax, accumulated unamortized realized gains and losses on sales of fixed income investments primarily attributable to changes in interest rates. Net realized gains and losses charged or credited to the IMR are amortized into investment income over the approximate remaining life of the investment sold using the grouped method.

Gains or losses resulting from MVA on policies and contracts backed by assets that are valued at BACV are deferred in the IMR and amortized in a manner consistent with the determination of the MVA using the grouped method.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The following table provides the adjusted capital and surplus as of the most recently filed statement, the amount of net negative (disallowed) IMR in aggregate and allocated between the general account, insulated separate account and non-insulated separate accounts, and the percentage of adjusted capital and surplus for which the admitted net negative (disallowed) IMR represents (in thousands):

(1)	Net negative (disallowed) IMR

		Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
	2025	$17,422	$17,335	$—	$87
	2024	$12,037	$12,037	$—	$—

(2)	Negative (disallowed) IMR admitted
		Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
	2025	$17,422	$17,335	$—	$87
	2024	$12,037	$12,037	$—	$—

(3)	Calculated adjusted capital and surplus	Total
		2025	2024
	Prior Period General Account Capital & Surplus From Prior Period SAP Financials	$727,737	$742,704
	Net Positive Goodwill (admitted)	—	—
	EDP Equipment & Operating System Software (admitted)	—	—
	Net DTAs (admitted)	28,103	—
	Net Negative (disallowed) IMR (admitted)	17,709	11,978
	Adjusted Capital & Surplus	$681,925	$730,726

(4)	Percentage of adjusted capital and surplus	Total
		2025	2024
	Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital surplus	2.6%	1.6%

Fixed income investments generating IMR losses comply with the Company's documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event that mechanically made the cause of IMR losses not reflective of reinvestment activities. Asset sales were not compelled by liquidity pressures.

Asset Valuation Reserve
The Company is required to maintain an AVR, which is computed in accordance with a formula prescribed by the NAIC and represents a provision for potential credit related investment losses. Changes in the AVR are recorded directly to surplus.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Revenue and Expense Recognition
Premiums for traditional life insurance are recognized as revenue when due. Annuity considerations are recognized as revenue when collected. Fee income is recognized as revenue when earned. Commission and expense allowances, which represent commission and expense reimbursements related to reinsurance ceded to other companies, are recognized as revenue when due. The CARVM allowance represents the excess of separate account contract values over statutory reserves for VA and variable life contracts and is reported in accrued transfers to separate accounts. Benefits, claims and expenses (including the change in CARVM allowance) are recognized when incurred. Commissions, general expenses, and taxes, licenses and fees, including costs of acquiring new business, are charged to operations as incurred.

Investment Income
Income due and accrued on investments where collection is not likely has been excluded from net investment income. For the years ended December 31, 2025, 2024, and 2023, no investment income was excluded.

The following table provides the gross, nonadmitted and admitted amounts for interest income due and accrued (in thousands):

Interest Income Due and Accrued	Amount
Gross	$14,606
Nonadmitted	$—
Admitted	$14,606

At both December 31, 2025 and 2024 the Company had no aggregate deferred interest.

At December 31, 2025, 2024 and 2023 the Company had $11 thousand, $11 thousand, and nil, cumulative amount of paid-in-kind interest, respectively.

Federal Income Taxes
Federal income taxes are charged to operations based on current taxable income. Current year federal income tax expense is based on financial reporting income or loss adjusted for certain differences, which are the result of dissimilar financial reporting and tax basis accounting methods, and the corporate alternative minimum tax ("CAMT"). A net DTA, for the tax effect of timing differences between financial reporting and the tax basis of assets and liabilities, is allowed to be reported as an admitted asset only to the extent that it is realizable within three years up to 15% of capital and surplus (adjusted to exclude any net DTAs, EDP equipment and operating system software and any net positive goodwill), with the change in net deferred tax asset or liability being recorded directly to surplus. See Note 6 - Federal Income Taxes, for additional information on these accounting policies.

Non-admitted Assets
Certain assets designated as “non-admitted assets” (principally net DTAs not realizable within three years and agents’ debit balances) have been excluded from the statutory statements of admitted assets, liabilities, capital and surplus by a direct charge to surplus.

Separate Account Assets and Liabilities
The assets and liabilities associated with individual variable life and annuity contracts, which aggregated $17.7 billion and $16.9 billion at December 31, 2025 and 2024, respectively, are segregated in insulated separate accounts. The Company receives fees for assuming mortality and certain expense risks and for providing guaranteed benefits under the VA contracts. These fees are recorded as earned.

The assets and liabilities associated with RILA are allocated to a non-insulated separate account and aggregated $1.2 billion and $377.1 million at December 31, 2025 and 2024, respectively.

Subsequent Events
The Company has evaluated events through March 27, 2026, which is the date the financial statements were available to be issued.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Note 3 - Fair Value of Financial Instruments

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. Jackson-NY utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities are required to be classified into one of the following categories:

Level 1    Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include government securities and exchange traded equity securities and derivative instruments.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are included in Level 2.

Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 includes less liquid securities such as certain highly structured or lower quality asset-backed securities. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ significantly from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine the fair values of the financial instruments.

Bonds and Equity Securities
The fair values for bonds and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing services do not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments as of the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding and are classified as Level 3.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2025 and 2024, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services are classified into Level 2 due to their use of market observable inputs.

At December 31, 2025 and 2024, bonds valued internally, including matrix-priced securities, had BACV of $293.4 million and $198.8 million, respectively, and an estimated fair value of $290.6 million and $188.8 million, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

Other Invested Assets
Other invested assets consist of debt securities that do not qualify as bonds. Debt securities that do not qualify as bonds follow the fair value methodology for bonds described above.

Separate Account Assets
For the insulated separate account, assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2 assets. For the non-insulated separate account, assets include bonds (refer to fair value discussion above) and cash equivalents.

Separate Account Liabilities
For the insulated separate account, separate account liabilities are carried at the fair value of the separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2. For the non-insulated separate account, fair values for RILA are determined using projected future cash flows discounted at current market interest rates and are allocated between the separate and general accounts in accordance with admitted reserves.

Annuity Reserves
Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities are determined using projected future cash flows discounted at current market interest rates. Fair values for RILA are allocated between the separate and general accounts in accordance with admitted reserves.

Payable for Securities Lending
The Company’s payable for securities lending is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Fair Value Measurements at Reporting Date
The following tables provide information about the Company’s financial assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2025
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Asset-backed securities	$—	$—	$3,906	$—	$3,906
Separate account assets	—	17,689,593	—	—	17,689,593
Total assets at fair value	$—	$17,689,593	$3,906	$—	$17,693,499

	December 31, 2024
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Common stock	$—	$825	$—	$—	$825
Separate account assets	—	16,927,329	—	—	16,927,329
Total assets at fair value	$—	$16,928,154	$—	$—	$16,928,154

There were no Level 3 assets measured at fair value at December 31, 2024.

Changes in Level 3 Assets Measured at Fair Value
The following tables summarize the changes in assets measured at fair value classified in Level 3 (in thousands). Gains and losses reported in these tables may include changes in fair value that are attributable to both observable and unobservable inputs.

				Total gains		Purchases,
	Balance			and (losses)	Total gains	issuances,	Balance
	as of	Transfers	Transfers	included in	and (losses)	sales	as of
	January 1,	in	out	net	included in	and	December 31,
	2025	Level 3	Level 3	income	surplus	settlements	2025
Assets
Asset-backed securities	$—	$6,000	$—	$—	$(2,094)	$—	$3,906
Total	$—	$6,000	$—	$—	$(2,094)	$—	$3,906

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Aggregate Fair Value of the Company’s Financial Instruments
The following tables detail the aggregate fair value of the Company’s financial instruments (in thousands):

December 31, 2025	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets at fair value:
Issuer credit obligations	$1,093,321	$1,114,285	$7,899	$1,085,422	$—	$—
Asset-backed securities	384,784	388,875	—	375,329	9,455	—
Cash and cash equivalents	211,410	211,410	211,410	—	—	—
Policy loans	531	531	—	—	531	—
Other invested assets	2,105	2,002	—	2,105	—	—
Securities lending	852	852	852	—	—	—
Separate account assets	18,923,393	18,910,026	—	18,923,393	—	—
Total assets at fair value	$20,616,396	$20,627,981	$220,161	$20,386,249	$9,986	$—

Liabilities at fair value:
Liability for deposit-type contracts	$7,114	$9,029	$—	$—	$7,114	$—
Payable for securities lending	852	852	—	852	—	—
Separate account liabilities	18,664,959	18,910,026	—	18,664,959	—	—
Total liabilities at fair value	$18,672,925	$18,919,907	$—	$18,665,811	$7,114	$—

December 31, 2024	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets at fair value:
Bonds	$1,251,616	$1,326,232	$7,658	$1,240,890	$3,068	$—
Common stock	825	825	—	825	—	—
Cash and cash equivalents	106,332	106,332	106,332	—	—	—
Policy loans	416	416	—	—	416	—
Securities lending	794	794	794	—	—	—
Separate account assets	17,298,177	17,304,385	—	17,298,177	—	—
Total assets at fair value	$18,658,160	$18,738,984	$114,784	$18,539,892	$3,484	$—

Liabilities at fair value:
Liability for deposit-type contracts	$6,517	$8,336	$—	$—	$6,517	$—
Payable for securities lending	794	794	—	794	—	—
Separate account liabilities	17,244,791	17,304,385	—	17,244,791	—	—
Total liabilities at fair value	$17,252,102	$17,313,515	$—	$17,245,585	$6,517	$—

There were no financial instruments for which it was not practicable to estimate fair value.

Note 4 - Investments

Investments are comprised primarily of debt securities, including publicly traded industrial, asset-backed, utility and government bonds. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts and life insurance products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

With the Company’s primarily fixed-rate securities portfolio, it is exposed to interest rate risk, which is the risk that interest rates will change and cause a change in the value of its investments. Additionally, changes in interest rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for surrenders in early policy years, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Debt Securities, Common and Preferred Stock
Debt securities consist of bonds and short-term investments. Cost or amortized cost, gross unrealized gains and losses, estimated fair value and BACV of the Company's debt securities and unaffiliated equity investments are as follows (in thousands):

	Cost or	Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2025	Cost	Gains	Losses	Value	Value
U.S. government obligations	$7,991	$—	$92	$7,899	$7,991
Non - U.S. sovereign jurisdiction	1,999	56	—	2,055	1,999
Project finance bonds issued by operating entities	11,935	117	6	12,046	11,935
Corporate bonds	995,059	9,897	30,484	974,472	995,059
Single entity backed obligations	20,122	254	383	19,993	20,122
Bonds issued by funds representing operating entities	77,179	1,038	1,361	76,856	77,179
Total issuer credit obligations	1,114,285	11,362	32,326	1,093,321	1,114,285
Agency RMBS - guaranteed	35	1	—	36	35
Agency RMBS - not guaranteed	420	3	—	423	420
Non-agency RMBS	3,340	821	7	4,154	3,340
Non-agency CMBS	129,048	407	2,173	127,282	129,048
Non-agency CLOSs/CBOs/CDOs	31,791	100	—	31,891	31,791
Non-agency CLOSs/CBOs/CDOs - (affiliate)	1,000	3	—	1,003	1,000
Other financial asset-backed securities	98,281	537	4,008	94,810	98,281
Other non-financial asset-backed securities - practical expedient	42,219	142	1,939	40,422	41,109
Other non-financial asset-backed securities - full analysis	44,914	584	12	45,486	44,914
Lease-backed securities - practical expedient	7,075	75	107	7,043	7,075
Lease-backed securities - full analysis	31,862	432	60	32,234	31,862
Total asset-backed securities	389,985	3,105	8,306	384,784	388,875
Total debt securities	1,504,270	14,467	40,632	1,478,105	1,503,160
Total securities	$1,504,270	$14,467	$40,632	$1,478,105	$1,503,160

	Cost or	Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2024	Cost	Gains	Losses	Value	Value
Governments	$7,977	$—	$319	$7,658	$7,977
Special revenue	1,266	—	14	1,252	1,266
Industrial and miscellaneous	1,045,297	2,309	66,929	980,677	1,045,297
Residential mortgage-backed	4,168	751	25	4,894	4,168
Commercial mortgage-backed	120,114	216	4,978	115,352	120,114
Other asset-backed	147,410	762	6,389	141,783	147,410
Total debt securities	1,326,232	4,038	78,654	1,251,616	1,326,232
Common and preferred stock	715	110	—	825	825
Total securities	$1,326,947	$4,148	$78,654	$1,252,441	$1,327,057

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The amount of gross unrealized losses and the associated estimated fair value on debt securities and equity investments are as follows (in thousands):

	Less than 12 months		12 months or longer		Total
	Gross	Estimated	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
December 31, 2025	Losses	Value	Losses	Value	Losses	Value
US government obligations	$—	$—	$92	$7,899	$92	$7,899
Project finance bonds issued by operating entities	6	2,930	—	—	6	2,930
Corporate bonds	186	27,393	30,298	520,237	30,484	547,630
Single entity backed obligations	—	—	383	10,412	383	10,412
Bonds issued by funds representing operating entities	1	2,919	1,360	28,715	1,361	31,634
Non-agency RMBS	—	—	7	106	7	106
Non-agency CMBS	3	8,623	2,170	58,072	2,173	66,695
Other financial asset-backed securities	167	3,865	3,841	32,507	4,008	36,372
Other non-financial asset-backed securities - practical expedient	1,151	11,865	788	11,188	1,939	23,053
Other non-financial asset-backed securities - full analysis	—	—	12	988	12	988
Lease-backed securities - practical expedient	—	—	107	2,703	107	2,703
Lease-backed securities - full analysis	60	3,940	—	—	60	3,940
Total debt securities	1,574	61,535	39,058	672,827	40,632	734,362
Total temporarily impaired
securities	$1,574	$61,535	$39,058	$672,827	$40,632	$734,362

	Less than 12 months		12 months or longer		Total
	Gross	Estimated	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
December 31, 2024	Losses	Value	Losses	Value	Losses	Value
Governments	$—	$—	$319	$7,658	$319	$7,658
Special revenues	14	1,252	—	—	14	1,252
Industrial and miscellaneous	2,223	133,939	64,706	715,206	66,929	849,145
Residential mortgage-backed	14	385	11	338	25	723
Commercial mortgage-backed	182	16,061	4,796	79,495	4,978	95,556
Other asset-backed	368	24,406	6,021	41,107	6,389	65,513
Total debt securities	2,801	176,043	75,853	843,804	78,654	1,019,847
Total temporarily impaired
securities	$2,801	$176,043	$75,853	$843,804	$78,654	$1,019,847

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Debt securities include investments in mortgage-backed securities which are collateralized by residential mortgage loans (“RMBS”) and are neither explicitly nor implicitly guaranteed by U.S. government agencies. The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2025	Cost	Gains	Losses	Value	Value

Prime	$1,744	$361	$7	$2,098	$1,744
Alt-A	—	341	—	341	—
Subprime	1,596	119	—	1,715	1,596
Total non-agency RMBS	$3,340	$821	$7	$4,154	$3,340

		Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2024	Cost	Gains	Losses	Value	Value

Prime	$1,897	$347	$10	$2,234	$1,897
Alt-A	—	383	—	383	—
Subprime	1,576	20	—	1,596	1,576
Total non-agency RMBS	$3,473	$750	$10	$4,213	$3,473

The Company defines its exposure to non-agency RMBS as follows. Prime asset-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A asset-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime asset-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower. None of the Company’s investments in Alt-A related mortgage-backed securities and 100% of the Company’s investments in subprime related mortgage-backed securities are rated investment grade by the NAIC.

Debt securities also include investments in securities which are collateralized by commercial mortgage loans (“CMBS”). 100% of these investments are rated investment grade by the NAIC.

Of the total carrying value for bonds in an unrealized loss position at December 31, 2025, 98% were investment grade and 2% were below investment grade based on NAIC designation. Unrealized losses on bonds that were below investment grade comprised approximately 3% of the aggregate gross unrealized losses on debt securities.

Issuer credit obligations, excluding government securities, in an unrealized loss position were diversified across industries. As of December 31, 2025, the industries comprising the larger proportion of unrealized losses included financial services (21% of issuer credit obligations gross unrealized losses) and utilities (10%). The largest unrealized loss related to a single corporate obligor was $0.7 million at December 31, 2025.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The amortized cost, gross unrealized gains and losses, estimated fair value and BACV of debt securities at December 31, 2025, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties (in thousands):

					Book/
		Gross	Gross	Estimated	Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
Maturity distribution	Cost	Gains	Losses	Value	Value

Due in 1 year or less	$126,181	$7	$829	$125,359	$126,181
Due after 1 year through 5 years	572,232	5,066	11,236	566,062	572,232
Due after 5 years through 10 years	398,490	5,920	18,795	385,615	398,490
Due after 10 years through 20 years	14,385	304	1,078	13,611	14,385
Due after 20 years	2,997	65	388	2,674	2,997
Asset-backed securities	389,985	3,105	8,306	384,784	388,875
Total debt securities	$1,504,270	$14,467	$40,632	$1,478,105	$1,503,160

Effective yields, which are used to calculate amortization, are adjusted periodically to reflect actual payments to date and anticipated future payments. Other than as discussed below for certain asset-backed securities, resultant adjustments to carrying values are included in investment income using the retrospective method. Prepayment assumptions for asset-backed securities were obtained from independent providers of broker-dealer estimates.

With regard to certain asset-backed securities that are deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The BACV of securities changing from the retrospective to the prospective methodology in 2025 and 2024 was $5.0 million and nil, respectively.

Debt securities are classified into six NAIC quality categories. These categories range from Class 1 (the highest) to Class 6 (the lowest). Performing securities are designated Classes 1 – 5. Securities in or near default are designated Class 6. Securities designated as Class 3, 4, 5, and 6 are non-investment grade securities. If a designation is not currently available from the NAIC, the Company’s investment advisor provides the designation. At December 31, 2025, the Company’s investment advisor provided the designation for debt securities with carrying value and estimated fair value of $21.0 million and $21.2 million, respectively. At December 31, 2024, the Company’s investment advisor provided the designation for debt securities with both carrying value and estimated fair value of $3.3 million.

The NAIC approved guidance to adjust the designations (NAIC 1 through NAIC 6) for CMBS, RMBS and certain asset-backed securities. For CMBS and RMBS, the guidance replaces nationally recognized statistical rating organizations (“NRSRO”) ratings with a two-step process based upon the book and/or carrying values of each security and prices derived from models developed by an independent third party contracted by the NAIC. For certain asset-backed securities, the guidance replaces NRSRO ratings with a two-step process based upon the book and/or carrying values of each security and prices derived from generic models. This method acknowledges that securities which have a lower comparative carrying value would have a lower risk of further loss and, therefore, a higher rating.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The Company’s debt securities by NAIC designation are as follows at December 31, 2025 (in thousands):

		Gross	Gross	Estimated	Book/Adjusted
Quality category per	Amortized	Unrealized	Unrealized	Fair	Carrying
NAIC designation	Cost	Gains	Losses	Value	Value

Class 1	$774,087	$7,139	$19,367	$761,859	$774,087
Class 2	695,778	6,652	19,866	682,564	695,778
Class 3	25,871	565	162	26,274	25,871
Class 4	3,016	111	—	3,127	3,016
Class 5	502	—	127	375	502
Class 6	5,016	—	1,110	3,906	3,906
Total debt securities	$1,504,270	$14,467	$40,632	$1,478,105	$1,503,160

There were no debt securities in default that were anticipated to be income producing when purchased at December 31, 2025 and 2024. There were no debt securities that were non-income producing for the 12 months preceding December 31, 2025 and 2024.

Debt securities with a BACV of $0.5 million at both December 31, 2025 and 2024, were on deposit with the state of New York.

Other-Than-Temporary Impairment
The Company periodically reviews its debt securities and equities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value, and the Company’s intent and ability not to sell a security prior to a recovery in fair value. If it is determined that a decline in fair value of an investment is temporary, an impairment loss is not recorded. If the decline is considered to be other-than-temporary, a realized loss is recorded in the statement of operations. The AVR is also charged for the realized loss, with an offsetting credit to unassigned surplus.

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers. This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions (e.g., changes in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary. To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities. Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.

Specifically for Prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. As of both December 31, 2025 and 2024, assumed default rates for delinquent loans ranged from 10% to 100%. At both December 31, 2025 and 2024, assumed loss severities were applied to generate and analyze cash flows of each bond and ranged from 10% to 45%.

Management develops specific assumptions using available market data, including internal estimates and references to data published by rating agencies and other third-party sources. These estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

The Company currently intends to hold securities with unrealized losses not considered other-than-temporary until they mature or for sufficient time to recover the amortized cost. However, if there are changes in the specific facts and circumstances surrounding a security, or the outlook for its industry sector, the Company may sell the security and realize a loss.

In 2025, 2024, 2023 the company recognized other-than-temporary impairments on asset-backed securities where the company has either the intent to sell the securities or may be forced to sell the securities prior to a recovery in value as of the statement date of nil, $143 thousand, and nil, respectively.

The following table summarizes other-than-temporary impairment charges recorded for the years ended December 31, 2025, 2024, and 2023 (in thousands):

	2025	2024	2023
Industrial and miscellaneous	$—	$20	$10
Asset-backed securities	790	143	—
Common stock	—	—	427
Total other-than-temporary impairment charges	$790	$163	$437

See Note 13 for detail regarding securities with recognized other-than-temporary impairment charges during 2025.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Realized Gains and Losses on Investments
Net realized gains and losses on investments are as follows (in thousands):

	Years Ended December 31,
	2025	2024	2023
Sales of bonds:
Gross gains	$88	$193	$172
Gross losses	(6,905)	(1,910)	(4,706)
Sales of stocks:
Gross gains	80	—	—
Other assets	3	—	—
Other-than-temporary impairment losses	(790)	(163)	(437)
Net realized losses	$(7,524)	$(1,880)	$(4,971)

Net losses allocated to AVR	$(6,817)	$—	$(428)
Net losses allocated to IMR	(707)	(1,880)	(4,543)
Net realized losses	$(7,524)	$(1,880)	$(4,971)

Net losses allocated to AVR	$(707)	$—	$(428)
Tax benefit	238	—	—
Reported net realized losses	$(469)	$—	$(428)

Asset-backed Securities
The Company has no significant concentrations as defined in SSAP No. 27, Off-Balance Sheet and Credit Risk Disclosures, arising from its investment in asset-backed securities.

Securities Lending
The Company has entered into a securities lending agreement with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of both December 31, 2025 and 2024, the estimated fair value of loaned securities was $0.8 million. The agreement requires a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of the counterparties is monitored on a regular basis. At December 31, 2025 and 2024, unrestricted cash collateral received in the amount of $0.9 million and $0.8 million, respectively, was included in securities lending reinvested collateral assets of the Company. At December 31, 2025 and 2024, an offsetting liability for the overnight and continuous loan of $0.9 million and $0.8 million, respectively, is included in payable for securities lending on the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Restricted Assets
At December 31, 2025, the Company has the following assets pledged to others as collateral or otherwise restricted (in thousands):

	Gross Restricted					Percentage
Restricted Asset Category	Total General Account	Total Separate Account	Total Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
On deposit with state	$500	$—	$499	$1	$500	0.00%	0.00%
Securities loaned for securities lending agreements	852	—	824	28	852	0.01%	0.01%
Assets held under modco reinsurance agreements	—	17,006,451	15,570,402	1,436,049	17,006,451	80.26%	80.34%
Total restricted assets	$1,352	$17,006,451	$15,571,725	$1,436,078	$17,007,803	80.27%	80.35%

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The Company's collateral received and held assets under modco/funds withheld (“FWH”) reinsurance agreements reflected as assets within the Company’s financial statements as of December 31, 2025 (in thousands):

Collateral Assets	BACV Collateral	BACV Modco	BACV FWH	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% of BACV to Total Assets and Nonadmitted	% of BACV to Total Admitted Assets
General Account:
Securities lending	$852	$—	$—	$852	$—	$—	0.05%	0.05%
Total Assets	$852	$—	$—	$852	$—	$—	0.05%	0.05%
Separate Account:
Cash, Cash Equivalents and Short-Term Investments	$—	$186,720	$—	$—	$186,720	$—	0.99%	0.99%
Issuer credit obligations	—	694,927	—	—	705,844	—	3.67%	3.67%
Asset-backed securities	—	204,171	—	—	205,284	—	1.08%	1.08%
Common stocks	—	15,920,633	—	—	15,920,633	—	84.19%	84.19%
Total Assets	$—	$17,006,451	$—	$—	$17,018,481	$—	89.93%	89.93%

	BACV FWH Including Modco	Related Party Code*

Assets
		1	2	3	4	5	6
Separate Account:
Cash, Cash Equivalents and Short-Term Investments	$186,720	$—	$—	$—	$—	$—	$186,720
Issuer credit obligations	694,927	—	—	—	—	—	694,925
Asset-backed securities	204,171	—	—	—	—	—	204,171
Common stocks	15,920,633	—	—	—	—	15,920,633	—
Total assets	$17,006,451	$—	$—	$—	$—	$15,920,633	$1,085,816
Percentage to Total FWH Assets (including Modco)	100.00%	—%	—%	—%	—%	93.62%	6.38%

* Related party code 1	Direct loan or direct investment (excluding securitizations) in the reinsurer, for which the reinsurer represents a direct credit exposure.
Related party code 2
Securitization or similar investment vehicles such as mutual funds, limited partnerships and limited liability companies involving a relationship with the reinsurer as sponsor, originator, manager, servicer, or other similar influential role and for which 50% or more of the underlying collateral represents investments in or direct credit exposure to the reinsurer.

Related party code 3
Securitization or similar investment vehicles such as mutual funds, limited partnerships and limited liability companies involving a relationship with the reinsurer as sponsor, originator, manager, servicer or other similar influential role and for which less than 50% (including 0%) of the underlying collateral represents investments in or direct credit exposure to the reinsurer.

Related party code 4
Securitization or similar investment vehicles such as mutual funds, limited partnerships and limited liability companies in which the structure reflects an in-substance related party transaction to the reinsurer but does not involve a relationship with the reinsurer as sponsor, originator, manager, servicer, or other similar influential role.

Related party code 5	The investment is identified as related to the reinsurer, but the role of the reinsurer represents a different arrangement than the options provided in choices 1-4.
Related party code 6	The investment is not related/affiliated to the reinsurer.

	Amount	% of Liability to Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$852	0.08%
Recognized Obligation for Modco assets (Separate Account)	$17,006,451	89.93%

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

5GI Securities
The assignment of a 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. At December 31, 2025 and 2024, the Company had no investments in debt securities with a 5GI designation.

Note 5 - Reinsurance

The Company cedes reinsurance to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a yearly renewable term, coinsurance or modified coinsurance basis. The Company regularly monitors the financial strength rating of its reinsurers.

Effective December 31, 2024, the Company amended its reinsurance agreement with Jackson. Prior to the amendment, the agreement ceded 90% of the total contract risk associated with the VA issued by Jackson-NY to Jackson on a coinsurance basis (modified coinsurance for separate account liabilities). As a result of the amendment, the Company also cedes to Jackson 90% of the total RILA contract risk on a coinsurance basis (modified coinsurance for separate account liabilities) for better alignment with risk mitigation strategies employed at the parent company level. This treaty covers all existing and future VA and RILA contracts issued by Jackson-NY. Per the agreement, the Company received a $16.0 million ceding commission, which was reported direct to surplus and will be amortized into income as earnings emerge.

Premiums ceded to Jackson were $1,680.3 million, $821.2 million, and $716.1 million in 2025, 2024, and 2023, respectively.

The Company cedes 100% of its guaranteed minimum income benefit on VA to an unaffiliated third party. The reinsurance treaty contains certain maximum limits on annual benefits recoverable. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. Accordingly, the NYDFS has determined there is not sufficient risk transfer and thus does not permit the Company to record a reserve credit in the accompanying statutory financial statements. Due to the inability to economically reinsure or hedge new issues of GMIB, the Company discontinued offering the benefit in 2009.

The effect of reinsurance on premiums are as follows (in thousands):

	Years Ended December 31,
	2025	2024	2023
Direct premiums and annuity considerations	$2,238,615	$1,350,693	$817,996
Reinsurance ceded	(1,680,928)	(821,975)	(716,864)
Total premiums and annuity considerations	$557,687	$528,718	$101,132

Policy reserves and liabilities are stated net of reinsurance ceded to other companies. Reserves ceded were $1,490.3 million and $1,383.5 million, including $1,488.9 million and $1,382.3 million ceded to Jackson at December 31, 2025 and 2024, respectively. At December 31, 2025 and 2024, the Company had $476.8 million and $165.3 million, respectively, due from reinsurers, of which $476.8 million and $268.7 million, respectively, related to reinsurance due from its Parent.

Note 6 - Federal Income Taxes

The Company is subject to federal income taxation as a life insurance company and files a consolidated federal income tax return with Jackson, Brooke Life, Brooke Life Reinsurance Company, Hickory Brooke Reinsurance Company, and Squire Reassurance Company II, Inc. The Company has entered into written tax sharing agreements that are based on separate return calculations with benefits for credits and losses. The Company's portion of any CAMT incurred or the benefit from CAMT credits is based on its share of the impact of CAMT for the consolidated group.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company operates. The Company is not currently under examination with respect to federal income taxes. The IRS completed an examination of the 2019-2023 Brooke Life Insurance Company and Subsidiaries federal consolidated returns during 2025 that resulted in no changes. Tax years from 2022 to 2025 remain open under the statute of limitations.

The One Big Beautiful Bill Act ("OBBBA") was enacted on July 4, 2025 and includes a broad range of tax reform provisions that impact corporations and are effective for the 2025 tax year. The OBBBA resulted in no tax impact to the Company at December 31, 2025.

At December 31, 2025 and December 31, 2024, the CAMT current tax impact was nil and a $20.7 million benefit, respectively. At December 31, 2025 and December 31, 2024, the CAMT had no impact on net capital and surplus. The U.S. Treasury Department is expected to issue additional guidance after December 31, 2025 that may materially change the estimated provision of the CAMT.

Net Deferred Tax Asset
The components of the net DTA at December 31 are as follows (in thousands):

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Total Gross Deferred Tax Assets	$53,540	$2,065	$55,605	$40,796	$448	$41,244	$12,744	$1,617	$14,361
Statutory valuation allowance	—	1,247	1,247	—	—	—	—	1,247	1,247
Adjusted gross DTA	53,540	818	54,358	40,796	448	41,244	12,744	370	13,114
DTA nonadmitted	18,949	—	18,949	10,226	—	10,226	8,723	—	8,723
Subtotal net admitted DTA	34,591	818	35,409	30,570	448	31,018	4,021	370	4,391
Deferred tax liabilities	(3,184)	(818)	(4,002)	(4,068)	(528)	(4,596)	884	(290)	594

Net admitted DTA	$31,407	$—	$31,407	$26,502	$(80)	$26,422	$4,905	$80	$4,985

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Admission calculation components for SSAP No. 101 are as follows (in thousands):

		December 31, 2025			December 31, 2024			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes
	Paid in prior years
	recoverable through
	loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b)	Adjusted gross DTA
	Expected to be realized
	after application of the
	threshold limitation
	(Lesser of (b)1 or
	(b)2 below)	31,407	—	31,407	26,422	—	26,422	4,985	—	4,985
	1. Adjusted gross DTA
	Expected to be realized
	following the balance
	sheet date			31,407			26,422			4,985
	2. Adjusted gross DTA
	Allowed per limitation
	threshold			103,574			117,408			(13,834)
(c)	Adjusted gross DTA
	(Excluding the amount
	of DTA from (a) and
	(b) above) offset by
	gross DTL	3,184	818	4,002	4,148	448	4,596	(964)	370	(594)
(d)	DTA admitted as the
	result of application of
	SSAP No. 101	$34,591	$818	$35,409	$30,570	$448	$31,018	$4,021	$370	$4,391

	2025	2024
Ratio percentage used to determine recovery
period and threshold limitation amount	2,740.5%	3,670.5%

Amount of adjusted capital and surplus used to
determine recovery period and threshold
limitation amount (in thousands)	$690,490	$782,717

The impact of tax planning strategies was as follows (in thousands):

		December 31, 2025		December 31, 2024		Change
		Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of Adjusted
Gross DTA and Net Admitted DTA, by
Tax Character as a Percentage
1.	Adjusted gross DTAs	$53,540	$818	$40,796	$448	$12,744	$370
2.	Percentage of adjusted gross DTAs by
	tax character attributable to the impact
	of tax planning strategies	—%	—%	—%	—%	—%	—%
3.	Net admitted adjusted gross DTAs	$34,591	$818	$30,570	$448	$4,021	$370
4.	Percentage of net admitted adjusted
	gross DTAs by tax character admitted
	because of the impact of tax planning
	strategies	—%	—%	85%	—%	(85)%	—%

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The Company had no CAMT credit DTAs as of December 31, 2025 and December 31, 2024.

At December 31, 2025, the Company's tax-planning strategies did not include the use of reinsurance. At December 31, 2024, the Company's tax-planning strategies did include the use of reinsurance.

The main components of the deferred tax assets and deferred tax liabilities are as follows (in thousands):

	2025	2024	Change
Deferred tax assets resulting from book/tax differences in:
Ordinary:
Deferred acquisition costs	$13,112	$9,735	$3,377
Deferred and uncollected premium	20	36	(16)
Insurance reserves	39,785	29,753	10,032
Deferred compensation	50	261	(211)
Guaranteed fund assessment liability	378	378	—
Credit carryover	—	483	(483)
Other	195	150	45
Total ordinary gross and adjusted
gross deferred tax assets	53,540	40,796	12,744
Statutory valuation allowance adjustment	—	—	—
Deferred tax assets nonadmitted	(18,949)	(10,226)	(8,723)
Admitted ordinary gross deferred
tax assets per NAIC SAP	34,591	30,570	4,021

Capital:
Investments	69	114	(45)
Capital loss carryforward	1,763	334	1,429
Unrealized losses	233	—	233
Total capital gross and adjusted
gross deferred tax assets	2,065	448	1,617
Statutory valuation allowance adjustment	(1,247)	—	(1,247)
Deferred tax assets nonadmitted	—	—	—
Admitted capital gross deferred
tax assets per NAIC SAP	818	448	370
Total admitted deferred tax assets	$35,409	$31,018	$4,391

Deferred tax liabilities resulting from book/tax differences in:
Ordinary:
Deferred ceding commission	$1,788	$1,926	$(138)
Insurance reserves	1,371	2,112	(741)
Other	25	30	(5)
Total ordinary deferred tax liabilities	3,184	4,068	(884)

Capital:
Investments	818	505	313
Unrealized Gains	0	23	(23)
Total capital deferred tax liabilities	818	528	290
Total deferred tax liabilities	$4,002	$4,596	$(594)

Total net admitted deferred tax asset	$31,407	$26,422	$4,985

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The application of SSAP No. 101, "Income Taxes for Accounting Guidance" requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. The Company has adopted an accounting policy to analyze the ability to recover the CAMT credit carryover deferred tax asset separately from the deferred tax assets generated under the regular tax system. There were no material modifications to the methodology used to project CAMT.

Although the realization is not assured, management believes it is more likely than not that the ordinary deferred tax assets under the regular tax system will be realized and therefore, no adjustments to gross deferred tax assets have been made because of a change in circumstances that causes a change in judgment about their realizability. Due to our projections for future net capital gains over the periods in which the capital deferred tax assets are deductible, management does not believe it is more likely than not that the Company will realize the benefits of these deductible differences and therefore, a valuation allowance in the amount of $1.3 million was recorded against the net capital deferred tax asset balance under the regular tax system as of December 31, 2025, due to the uncertainty of its ultimate realization. As of December 31, 2025 and December 31, 2024, the Company had no CAMT credit carryforward and therefore, no valuation allowance analysis is required.

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in Nonadmitted Assets is reported separately from the Change in Net Deferred Income Taxes in the Statutory Statements of Capital and Surplus) (in thousands):

	2025	2024	Change

Total deferred tax assets	$55,605	$41,244	$14,361
Total deferred tax liabilities	(4,002)	(4,596)	594
Net deferred tax assets/liabilities	51,603	36,648	14,955
Statutory valuation allowance adjustment	(1,247)	—	(1,247)
Net DTA after statutory valuation allowance adjustment	50,356	36,648	13,708
Tax effect of unrealized gains (losses)	(233)	23	(256)
Statutory valuation allowance adjustment on unrealized	233	—	233
Change in net deferred income tax	$50,356	$36,671	$13,685

There are no temporary differences for which deferred tax liabilities have not been recognized. Accordingly, there are no events that would cause unrecognized temporary differences to become taxable.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Taxes Incurred
Current income taxes incurred consist of the following major components (in thousands):

	2025	2024	2023
Operations
Federal taxes from operations	$15,544	$(116)	$20,535
Subtotal	15,544	(116)	20,535
Federal taxes on capital gains	(19)	116	(185)
Other	10,401	(20,652)	59
Total Federal current taxes incurred	$25,926	$(20,652)	$20,409
Federal current taxes incurred are reflected in the accompanying statements as follows (in thousands):

	2025	2024	2023

Federal current taxes incurred	$25,945	$(20,768)	$20,594
Capital gains tax, excluding IMR taxes	(238)	—	—
Taxes transferred to IMR	219	116	(186)
Taxes on liability gains released from the IMR	—	—	1
Total federal current taxes incurred	$25,926	$(20,652)	$20,409

A reconciliation of the more significant permanent book to tax differences and the related tax effects (at a 21% statutory rate) is as follows (in thousands):

	2025		2024		2023

Income before taxes	$7,687		$49,102		$107,169

Income taxes at statutory rate	1,614	21%	10,311	21%	22,505	21%
Dividends received deduction	7,663	100%	(9,914)	(20)%	(9,229)	(9)%
Interest maintenance reserve	366	5%	178	—%	39	—%
Gain on reinsurance	(355)	(5)%	2,872	6%	(131)	—%
Valuation allowance	1,014	13%	(37,470)	(76)%	(10,255)	(10)%
Tax credits	1,974	26%	(2,544)	(5)%	(3,288)	(3)%
Other	(35)	—%	(105)	—%	47	—%
Total	$12,241	160%	$(36,672)	(74)%	$(312)	(1)%

Federal and foreign taxes incurred	$25,945		$(20,768)		$20,594
Tax on capital losses	(19)		116		(185)
Change in net deferred taxes	(13,685)		(16,020)		(20,721)
Total statutory taxes	$12,241		$(36,672)		$(312)

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The following table sets forth the amount and expiration dates of Federal operating loss, capital loss, and tax credit carryforwards for the tax periods indicated.

Carryforwards (in thousands):
	2025	2024
Federal net operating loss carryforwards(1)	$—	$—
Federal capital loss carryforwards(2)	8,397	1,590
Foreign Tax Credits(3)	—	228
Alternative Minimum Credits(1)	—	—
Total	$8,397	$1,818

(1) Unlimited carryforward.
(2) 5 year carryforward and begins to expire in 2029.
(3) 10 year carryforward

The Company has no capital gains taxes paid in prior years that is available for recoupment.

The Company has no deposits under Internal Revenue Code Section 6603.

The Company does not believe that it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

The Company does not owe any Repatriation Transition Tax (“RTT”) and has made no payment or expect to make any future payments to satisfy the RTT liability.

Note 7 - Capital, Surplus and Dividend Restrictions

The declaration of dividends which can be paid by the Company is regulated by New York Insurance Law. The Company must file a notice of its intention to declare a dividend and the amount thereof with the Superintendent at least thirty days in advance of any proposed dividend declaration. Dividends are only payable out of earned surplus. At December 31, 2025, the Company had $72.0 million of earned surplus available for dividends, compared to $80.7 million at December 31, 2024. On March 31, 2025, the Company paid an ordinary dividend of $75.0 million to Jackson. No dividends were paid to Jackson in 2024 and 2023.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC (“ACL RBC”), calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“company action level RBC”). At both December 31, 2025 and 2024, the Company’s TAC was more than 1000% of the company action level RBC.

Note 8 - Life and Annuity Reserves

The Company waives deductions of deferred fractional premiums upon death of the insured and returns premiums paid and due beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives for policies issued on such lives in addition to the standard gross premium. Mean reserves are calculated as the regular mean reserve for the plan plus one half of the extra premium charged for the year.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The Company had $14.5 million and $1.8 million of insurance in force for which the gross premiums were less than the net premiums, at December 31, 2025 and 2024, respectively, according to the valuation standard set by the state of New York.

At December 31, 2025 and 2024, 94.4% and 93.6%, respectively, of annuity reserves and deposit liabilities were subject to surrender charges of at least 5% or at market value in the event of discretionary withdrawal by policyholders.

The Company issues traditional VA contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company issues RILA contracts though its separate accounts for which investment risk is borne by the Company. The Company also issues variable and RILA contracts through separate accounts where the Company contractually guarantees to the contract holder either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, or b) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefit (“GMDB”)), at annuitization (guaranteed minimum income benefit (“GMIB”)), upon depletion of funds (guaranteed minimum withdrawal benefits (“GMWB”)), or at the end of a specified period (guaranteed minimum accumulation benefit ("GMAB")). The GMIB is 100% reinsured with an unaffiliated reinsurer, and 90% of the entire VA and RILA contracts are reinsured with Jackson.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in thousands):

	December 31,
	2025	2024
Fund type:
Equity	$13,270,236	$12,576,683
Bond	1,405,193	1,403,023
Balanced	2,891,617	2,827,247
Money market	122,055	119,924
Total	$17,689,101	$16,926,877

Reserves for associated guarantees for RILA and VA are calculated using New York Regulation 213, which incorporates VM-21. Total direct reserves associated with guaranteed benefits were $335.1 million and $245.5 million at December 31, 2025 and 2024, respectively.

The Company offered variable universal life insurance from 2004 through 2006. Amounts in force were immaterial at December 31, 2025 and there were no minimum guaranteed benefits on these policies. Reserves are calculated according to New York Regulation 147.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

An analysis of annuity reserves and deposit type contract liabilities by withdrawal characteristics is as follows (in thousands):

	December 31, 2025
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$601,278	$—	$—	$601,278	3.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	100,896	1,226,590	—	1,327,486	6.5%
At fair value	—	—	17,337,740	17,337,740	85.3%
At book value without market value
adjustment and with current
surrender charge less than 5%	956,094	—	—	956,094	4.7%
Total subject to discretionary withdrawal	1,658,268	1,226,590	17,337,740	20,222,598	99.5%
Not subject to discretionary withdrawal	76,306	—	32,098	108,404	0.5%
Total gross	1,734,574	1,226,590	17,369,838	20,331,002	100.0%
Reinsurance ceded	1,026,705	—	—	1,026,705
Total, net of reinsurance	$707,869	$1,226,590	$17,369,838	$19,304,297

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year subsequent	$43,955	$—	$—	$43,955

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$277,733	$—	$—	$277,733	1.5%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	101,592	371,813	—	473,405	2.6%
At fair value	—	—	16,593,260	16,593,260	89.7%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,063,709	—	—	1,063,709	5.7%
Total subject to discretionary withdrawal	1,443,034	371,813	16,593,260	18,408,107	99.5%
Not subject to discretionary withdrawal	67,169	—	28,318	95,487	0.5%
Total gross	1,510,203	371,813	16,621,578	18,503,594	100.0%
Reinsurance ceded	1,137,088	—	—	1,137,088
Total, net of reinsurance	$373,115	$371,813	$16,621,578	$17,366,506

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

	December 31, 2025
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	7	—	—	7	0.0%
At fair value	—	—	—	—	0.0%
At book value without market value
adjustment and with current
surrender charge less than 5%	96,582	—	—	96,582	92.6%
Total subject to discretionary withdrawal	96,589	—	—	96,589	92.7%
Not subject to discretionary withdrawal	7,656	—	—	7,656	7.3%
Total gross	104,245	—	—	104,245	100.0%
Reinsurance ceded	—	—	—	—
Total, net of reinsurance	$104,245	$—	$—	$104,245

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	6	—	—	6	0.0%
At fair value	—	—	—	—	0.0%
At book value without market value
adjustment and with current
surrender charge less than 5%	111,501	—	—	111,501	93.0%
Total subject to discretionary withdrawal	111,507	—	—	111,507	93.0%
Not subject to discretionary withdrawal	8,363	—	—	8,363	7.0%
Total gross	119,870	—	—	119,870	100.0%
Reinsurance ceded	—	—	—	—
Total, net of reinsurance	$119,870	$—	$—	$119,870

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

	December 31, 2025
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Deposit-type contracts:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%
At book value without market value
adjustment and with current
surrender charge less than 5%	—	—	—	—	0.0%
Total subject to discretionary withdrawal	—	—	—	—	0.0%
Not subject to discretionary withdrawal	24,674	—	8,823	33,497	100.0%
Total gross	24,674	—	8,823	33,497	100.0%
Reinsurance ceded	15,645	—	—	15,645
Total, net of reinsurance	$9,029	$—	$8,823	$17,852

	December 31, 2024
		Guaranteed	Non-guaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Deposit-type contracts:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	—	—	0.0%
At book value without market value
adjustment and with current
surrender charge less than 5%	—	—	—	—	0.0%
Total subject to discretionary withdrawal	—	—	—	—	0.0%
Not subject to discretionary withdrawal	22,538	—	6,701	29,239	100.0%
Total gross	22,538	—	6,701	29,239	100.0%
Reinsurance ceded	14,202	—	—	14,202
Total, net of reinsurance	$8,336	$—	$6,701	$15,037

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Analysis of life reserves by withdrawal characteristics is as follows (in thousands):

	December 31, 2025
	General Account			Separate Account - Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	3,574	3,574	7,575	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	100	100	100	491	491	491
Miscellaneous Reserves	—	—	335,094	—	—	—
Not subject to discretionary withdrawal, or no cash values
Term Policies with Cash Value	XXX	XXX	1,498	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
Disability - Active Lives	XXX	XXX	6	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	80	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	264,421	XXX	XXX	—
Total (gross: direct + assumed)	$3,674	$3,674	$608,775	$491	$491	$491
Reinsurance Ceded	356	356	447,999	—	$—	—
Total (net)	$3,318	$3,318	$160,776	$491	$491	$491

	December 31, 2024
	General Account			Separate Account - Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	3,523	3,523	7,525	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	4	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	72	72	72	452	452	452
Miscellaneous Reserves	—	—	245,540	—	—	—
Not subject to discretionary withdrawal, or no cash values
Term Policies with Cash Value	XXX	XXX	1,590	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	1	XXX	XXX	—
Disability - Active Lives	XXX	XXX	7	XXX	XXX	—
Disability - Disabled Lives	XXX	XXX	77	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	114,089	XXX	XXX	—
Total (gross: direct + assumed)	$3,595	$3,595	$368,905	$452	$452	$452
Reinsurance Ceded	355	355	232,224	—	—	—
Total (net)	$3,240	$3,240	$136,681	$452	$452	$452

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

At December 31, 2025 and 2024, approximately 96% and 95%, respectively, of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

	2025

Minimum Guaranteed Interest Rate	At Guaranteed Minimum	1-50bps Above	51-150bps Above	150+bps Above	Total

Variable Annuities
0.0%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	136.1	—	0.4	—	136.5
>2.50%	889.4	9.0	—	—	898.4
Total	$1,025.5	$9.0	$0.4	$—	$1,034.9

Fixed Annuities
0.0%-1.50%	$4.4	$4.2	$11.9	$0.6	$21.1
1.51%-2.50%	14.5	0.7	0.9	—	16.1
>2.50%	601.5	32.5	—	—	634.0
Total	$620.4	$37.4	$12.8	$0.6	$671.2

RILA
0.0%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	—	—	—
>2.50%	18.8	—	—	—	18.8
Total	$18.8	$—	$—	$—	$18.8

	2024

Minimum Guaranteed Interest Rate	At Guaranteed Minimum	1-50bps Above	51-150bps Above	150+bps Above	Total

Variable Annuities
0.0%-1.50%	$—	$9.5	$0.5	$—	$10.0
1.51%-2.50%	146.1	—	—	—	146.1
>2.50%	1,035.7	—	—	—	1,035.7
Total	$1,181.8	$9.5	$0.5	$—	$1,191.8

Fixed Annuities
0.0%-1.50%	$5.2	$6.9	$12.3	$0.6	$25.0
1.51%-2.50%	22.6	1.4	1.0	—	25.0
>2.50%	247.9	40.5	0.7	—	289.1
Total	$275.7	$48.8	$14.0	$0.6	$339.1

RILA
0.0%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	—	—	—	—	—
>2.50%	6.9	—	—	—	6.9
Total	$6.9	$—	$—	$—	$6.9

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Deferred Premiums and Considerations
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2025 were as follows (in thousands):

Type	Gross	Net of Loading
Ordinary new business	$(464,488)	$(464,510)
Ordinary renewal	(30,891)	(30,966)
Totals	$(495,379)	$(495,476)

Note 9 – Separate Accounts

Reserves of the non-guaranteed separate accounts are subject to discretionary withdrawal at fair value. Reserves for variable and RILA contract guarantees are held in the general account. Assets of the insulated separate accounts are carried at fair value. All assets of the non-insulated separate accounts are carried at book value, which refers to the value at which those assets would be carried if held in the general account.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2025, 2024, and 2023 is as follows (in thousands):

	2025	2024	2023
Transfers as reported in the Summary of Operations of the Separate
Accounts Statement:
Transfers to separate accounts	$171,798	$464,655	$76,871
Transfers from separate accounts	210,339	173,880	112,882
Net transfers to separate accounts	(38,541)	290,775	(36,011)
Reconciling adjustments:
Benefit fees and other differences	(17,480)	(17,572)	(17,756)
Transfers as reported in the accompanying Statements of Operations	$(56,021)	$273,203	$(53,767)

For the insulated separate account, the difference between the CARVM reserve and the fair value of assets is recognized as an expense allowance in the general account. The total CARVM allowance, net of reinsurance ceded, reduced the general account liability by $31.0 million and $29.9 million at December 31, 2025 and 2024, respectively.

The amount of risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows (in thousands):

Year	Amount
2025	$207,680
2024	$209,773
2023	$204,824
2022	$199,196
2021	$186,223

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Premiums, considerations, or deposits to separate accounts for 2025, 2024, and 2023 are as follows (in thousands):

	Non-indexed
	Guarantee	Non-indexed	Non-guaranteed
	Less than/equal	Guarantee	Separate
	to 4%	More than 4%	Accounts	Total
Premiums, considerations or
deposits for year ended
December 31, 2025	$79,190	—	95,844	$175,034
December 31, 2024	$387,148	—	79,055	$466,203
December 31, 2023	$—	—	64,970	$64,970

Reserves in the separate accounts totaled $18.6 billion and $17.0 billion at December 31, 2025 and 2024, respectively.

Withdrawal characteristics of separate account reserves for 2025 are as follows (in thousands):

	Non-indexed
	Guarantee	Non-indexed	Non-guaranteed
	Less than/equal	Guarantee	Separate
	to 4%	More than 4%	Accounts	Total
For accounts with assets at:
Fair value	$—	$—	$17,379,152	$17,379,152
Amortized cost	1,226,590	—	—	1,226,590
Total reserves	$1,226,590	$—	$17,379,152	$18,605,742
By withdrawal characteristics:
With market value adjustment	$—	$—	$—	$—
At book value without market
value adjustment and with
current surrender charge of
5% or more	1,226,590	—	—	1,226,590
At fair value	—	—	17,338,231	17,338,231
At book value without market
value adjustment and with
current surrender charge less
than 5%	—	—	—	—
Subtotal	$1,226,590	$—	$17,338,231	$18,564,821
Not subject to discretionary
withdrawal	—	—	40,921	40,921
Total	$1,226,590	$—	$17,379,152	$18,605,742

Note 10 - Employee Retirement Plans

The Company participates in a Parent sponsored defined contribution retirement plan covering substantially all associates. Eligible associates are immediately able to participate in the Company's matching contribution. To be eligible to participate in the Company’s contribution, an associate must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the associate must be employed on the applicable January 1 or July 1 entry date. The Company’s annual contributions are based on a percentage of eligible compensation paid to participating associates during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $0.3 million, $0.3 million and $0.2 million for 2025, 2024, and 2023, respectively.

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

The Company participates in a Parent sponsored non-qualified voluntary deferred compensation plan for certain associates of Jackson and certain affiliates. Additionally, the Company sponsors a non-qualified voluntary deferred compensation plan for certain agents, with the assets retained by Jackson under an administrative services agreement. At both December 31, 2025 and 2024, Jackson’s liability for the Company’s portion of such plans totaled nil. There were no expenses related to these plans for 2025, 2024, and 2023.

Note 11 – Other Related Party Transactions

The Company had a payable to Jackson of $497.7 million and $193.0 million at December 31, 2025 and 2024, respectively.

The Company’s investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor. PPM Holdings, Inc. ("PPMH"), is the holding company of PPMA, and is a wholly-owned subsidiary of Jackson Financial, Inc., which is the ultimate parent of Jackson-NY. The Company paid $1.8 million to PPMA for investment advisory services in 2025 and $2.0 million in both 2024 and 2023, respectively.

The Company has an administrative service agreement with its Parent, under which Jackson provides certain administrative services. The Company paid administrative fees of $29.4 million, $25.6 million, and $22.8 million in 2025, 2024, and 2023, respectively.
The Company has an administrative services agreement with Jackson National Life Distributors, LLC (“JNLD”), a subsidiary of Jackson, under which JNLD provides certain marketing services. Fees for these services paid to JNLD were $1.2 million, $1.0 million, and $0.6 million in 2025, 2024, and 2023, respectively.

The Company has a Master Repurchase Agreement with Jackson, which allows for repurchase agreement transactions between the companies, when deemed appropriate. There were no such borrowings during 2025 and 2024. There was no outstanding balance as of both December 31, 2025 and 2024. Interest paid during 2025, 2024, and 2023 was nil.

Note 12 – Contingent Liabilities

The Company has previously received regulatory inquiries on an industry-wide matter relating to claims settlement practices and compliance with unclaimed property laws. Any regulatory audits, related examination activity and internal reviews as a result of these inquiries may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in the Company’s procedures for the identification of unreported claims and handling of escheatable property.

At December 31, 2025 and 2024, the Company had unfunded commitments related to debt securities of $9.0 and nil, respectively.

Note 13 - Asset-Backed Securities’ Other-Than-Temporary-Impairments

The following table (shown in dollars) details asset-backed securities with a recognized other-than-temporary impairment recorded in 2025.

CUSIP	Book/Adj Carrying Value Amortized cost before current period OTTI	Projected Cash Flows	Recognized other-than-temporary impairment	Amortized cost after other-than-temporary impairment	Fair Value	Financial Statement Reporting Period
872660AA3	5,806,809	5,016,450	790,359	5,016,450	3,905,660	Q4-2025
Total			790,359

Jackson National Life Insurance Company of New York
(a wholly owned subsidiary of Jackson National Life Insurance Company)
Notes to Statutory Financial Statements
_________________________________________________________________________________

Note 14 - Reconciliation to Annual Statement

As discussed in Note 5, the Company cedes 90% of the entire VA and RILA contracts to its parent, Jackson. In 2025 and 2024, $(495.6) million and $(190.4) million, respectively, were reported as an asset in the annual statement as uncollected premium. In accordance with SSAP 61, these were reported as payable to parent in the 2025 and 2024 audited financial statements. As a result, the annual statement admitted assets were lower and liabilities were higher, by $495.6 million and $190.4 million, respectively, as compared to the audited financial statements.

                Schedule 1

Additional Information
Jackson National Life Insurance Company of New York
Supplemental Schedule of Selected Financial Data
December 31, 2025

Investment income earned

U.S. government bonds	$254,171
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	57,290,128
Bonds of affiliates	61,738
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	—
Real estate	—
Contract loans	34,506
Cash and cash equivalents	6,030,495
Derivative instruments	—
Other invested assets	131,889
Aggregate write-ins for investment income	16,440
Total investment income	$63,819,367

Real estate owned - book value less encumbrances	$—

Mortgage loans by type - book value
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	—
Total mortgage loans	$—

Mortgage loans by standing - book value
Good standing	$—
Good standing with restructured loans	$—
Interest overdue more than 90 days, not in foreclosure	$—
Foreclosure in process	$—

Other long term assets - statement value	$2,001,968

Contract loans	$530,695

Bonds & stocks of parents, subsidiaries and affiliates - book value
Bonds	$1,000,000
Preferred stocks	$—
Common stocks	$—

(Continued)

                Schedule 1

Additional Information
Jackson National Life Insurance Company of New York
Supplemental Schedule of Selected Financial Data
December 31, 2025

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$161,011,155
Over 1 year through 5 years	848,640,375
Over 5 years through 10 years	445,520,915
Over 10 years through 20 years	32,607,262
Over 20 years	15,379,998
Total by maturity	$1,503,159,705

Bonds by class - statement value
Class 1	$774,086,586
Class 2	695,777,702
Class 3	25,871,141
Class 4	3,016,214
Class 5	502,402
Class 6	3,905,660
Total by class	$1,503,159,705

Total bonds publicly traded	$707,399,580
Total bonds privately placed	$795,760,125

Preferred stocks - statement value	$—
Common stocks - market value	$—
Short-term investments - book value	$—
Options, caps and floors owned - statement value	$—
Options, caps and floors written & in force - statement value	$—
Collar, swap and forward agreements open - statement value	$—
Futures contracts open - current value	$—
Cash on deposit	$(19,218,731)
Cash equivalents	$230,628,715

Life insurance in force
Industrial	$—
Ordinary	$26,194,000
Credit life	$—
Group life	$—

Amount of accidental death benefits in force under ordinary policies	$550,000

(Continued)

                Schedule 1

Additional Information
Jackson National Life Insurance Company of New York
Supplemental Schedule of Selected Financial Data
December 31, 2025

Life insurance policies with disability provisions in force
Industrial	$—
Ordinary	$6,873,000
Credit life	$—
Group life	$—

Supplementary contracts in force:
Ordinary - not involving life contingencies-
Amount on deposit	$—
Income payable	$—

Ordinary - involving life contingencies-
Amount on deposit	$—
Income payable	$—

Group - not involving life contingencies-
Amount on deposit	$—
Income payable	$—

Group - involving life contingencies-
Amount on deposit	$—
Income payable	$—

Annuities:
Ordinary-
Immediate - amount of income payable	$10,611,885
Deferred - fully paid account balance	$533,909,664
Deferred - not fully paid - account balance	$1,161,331,373

Group-
Amount of income payable	$1,402,743
Fully paid account balance	$97,567,302
Not fully paid - account balance	$—

Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$—
Dividend accumulations - account balance	$—

See accompanying independent auditors' report.

Schedule 2

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Supplemental Investment Risks Interrogatories
December 31, 2025

1)	Total admitted assets (excluding Separate Accounts):			$1,762,710,641

2)	10 largest exposures to a single issuer/borrower/investment (excluding US Government):

	Issuer	Category	Amount	Percentage
	AVOLON HOLDINGS FND	UNAFFILIATED FOREIGN SECURITIES	$11,521,986	0.7%
	BAT CAPITAL	UNAFFILIATED DOMESTIC SECURITIES	$10,034,330	0.6%
	ENTERGY ARKANSAS	UNAFFILIATED DOMESTIC SECURITIES	$8,998,865	0.5%
	ORACLE	UNAFFILIATED DOMESTIC SECURITIES	$8,586,743	0.5%
	ROBERT BOSCH FINANCE LLC	UNAFFILIATED FOREIGN SECURITIES	$8,000,000	0.5%
	PHILLIPS EDISON GROCERY	UNAFFILIATED DOMESTIC SECURITIES	$7,298,574	0.4%
	JRD HOLDINGS	UNAFFILIATED DOMESTIC SECURITIES	$7,100,000	0.4%
	AMERICAN EXPRESS	UNAFFILIATED DOMESTIC SECURITIES	$7,079,933	0.4%
	CHICK-FIL-A	UNAFFILIATED DOMESTIC SECURITIES	$7,000,000	0.4%
	VOPAK NV	UNAFFILIATED FOREIGN SECURITIES	$7,000,000	0.4%

3)	Amounts and percentages of total admitted assets held in bonds and preferred stocks by NAIC designation.
				Preferred
	Bonds	Amount	Percentage	Stocks	Amount	Percentage
	NAIC-1	$774,086,586	43.9%	NAIC-1	$—	0.0%
	NAIC-2	$695,777,702	39.5%	NAIC-2	$—	0.0%
	NAIC-3	$25,871,141	1.5%	NAIC-3	$—	0.0%
	NAIC-4	$3,016,214	0.2%	NAIC-4	$—	0.0%
	NAIC-5	$502,402	0.0%	NAIC-5	$—	0.0%
	NAIC-6	$3,905,660	0.2%	NAIC-6	$—	0.0%

4)	Assets held in foreign investments:
		Amount	Percentage
	Total admitted assets held in foreign investments	$303,724,317	17.2%
	Foreign-currency-denominated investments	$—	0.0%
	Insurance liabilities denominated in that same foreign currency	$—	0.0%

5)	Aggregate foreign investment exposure categorized by NAIC sovereign designation:
		Amount	Percentage
	Countries designated NAIC-1	$288,496,718	16.4%
	Countries designated NAIC-2	$10,106,959	0.6%
	Countries designated NAIC-3 or below	$5,120,639	0.3%

6)	Two largest foreign investment exposures in a single country, categorized by the country's NAIC sovereign rating:
		Amount	Percentage
	Countries designated NAIC-1:
	UNITED KINGDOM	$48,901,789	2.8%
	CAYMAN ISLANDS	$42,661,823	2.4%
	Countries designated NAIC-2:
	MEXICO	$8,586,096	0.5%
	PERU	$995,231	0.1%
	Countries designated NAIC-3 or below:
	COLOMBIA	$3,112,938	0.2%
	MOROCCO	$2,007,702	0.1%

(Continued)

Schedule 2

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Supplemental Investment Risks Interrogatories
December 31, 2025

7)	There is no unhedged foreign currency exposure.
8)	There is no unhedged foreign currency exposure.
9)	There is no unhedged foreign currency exposure
10)	Ten largest foreign investment exposures in a single country, categorized by the country's NAIC sovereign designation:
	Issuer	NAIC Designation	Amount	Percentage
	AVOLON HOLDINGS FND	2	$11,521,986	0.7%
	ROBERT BOSCH FINANCE LLC	1	$8,000,000	0.5%
	VOPAK NV	2	$7,000,000	0.4%
	ELLEVIO	2	$6,000,000	0.3%
	MACQUARIE AIRFINANCE HLD	1	$5,498,487	0.3%
	ROLLS-ROYCE	2	$5,250,000	0.3%
	BASF	2	$5,000,000	0.3%
	AIRBUS SE	1	$5,000,000	0.3%
	ROYAL BANK OF SCOTLAND INTERNATION	1	$5,000,000	0.3%
	AURIZON NETWORK PTY LTD	2	$5,000,000	0.3%

		Amount	Percentage
11)	Total admitted assets held in Canadian investments:	$40,400,048	2.3%

12)	There were no assets held in investments with contractual sales restrictions that exceeded 2.5% of the Company's total admitted assets.

13)	There were no assets held in equity interests that exceeded 2.5% of the Company’s total admitted assets.
14)	There were no assets held in nonaffiliated, privately placed equities, exceeding 2.5% of the Company’s total admitted assets.
15)	There were no assets held in general partnership interests that exceeded 2.5% of the Company’s total admitted assets.
16)	There were no admitted assets held in mortgage loans.
17)	There were no mortgage loan to value ratios as determined from the most current appraisal as of the annual statement date.
18)	There were no assets held in real estate that exceeded 2.5% of the Company's total admitted assets.
19)	There were no assets held in mezzanine real estate loans that exceeded 2.5% of the Company's total admitted assets.

20)	Amounts and percentages of total admitted assets subject to the following types of agreements:

	At year end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$848,652	0.0%	$5,286,076	$3,386,722	$2,498,771
Repurchase	—	0.0%	—	—	—
Reverse repurchase	—	0.0%	—	—	—
Dollar repurchase	—	0.0%	—	—	—
Dollar reverse repurchase	—	0.0%	—	—	—

21)	There were no admitted assets for warrants not attached to other financial instruments, options, caps and floors.
22)	There were no admitted assets subject to potential exposure for collars, swaps and forwards.
23)	There were no admitted assets subject to potential exposure for futures contracts.

See accompanying independent auditors' report.

Schedule 3
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Summary Investment Schedule
December 31, 2025

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement

Investment Categories	Amount	Percentage	Amount		Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage
Issuer credit obligations
U.S. government obligations	$7,990,958	0.465%	$7,990,958	7,990,958	$—	$7,990,958	0.465%
Non - U.S. government obligations	1,999,035	0.116%	1,999,035	1,999,035	—	1,999,035	0.116%
Project finance bonds issued by operating entities	11,935,328	0.695%	—	0	—	—	—%
Corporate bonds	995,058,805	57.917%	1,006,994,133	1,006,994,133	—	1,006,994,133	58.613%
Single entity backed obligations	20,122,113	1.171%	20,122,113	20,122,113	—	20,122,113	1.171%
Bonds issued by funds representing operating entities	77,179,065	4.492%	77,179,065	77,179,065	—	77,179,065	4.492%
Asset-backed securities
Financial asset-backed securities - self-liquidating	263,915,112	15.361%	258,915,112		—	258,915,112	15.070%
Non-financial asset-backed securities	124,959,289	7.273%	129,959,289		—	129,959,289	7.564%
Cash, cash equivalents and short-term investments
Cash	(19,218,731)	(1.119)%	(19,218,731)		—	(19,218,731)	(1.119)%
Cash equivalents	230,628,715	13.424%	230,628,715		852,292	231,481,007	13.473%
Contract loans	530,695	0.031%	530,695		—	530,695	0.031%
Other invested assets	2,001,968	0.117%	2,001,968		—	2,001,968	0.117%
Receivables for securities	122,055	0.007%	122,055		—	122,055	0.007%
Securities Lending	852,292	0.050%	852,292		—	XXX	—%
Total	$1,718,076,699	100.000%	$1,718,076,699	$	$852,292	$1,718,076,699	100.000%

See accompanying independent auditors' report.

Schedule 4
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
Reinsurance Risk Interrogatories
December 31, 2025

1.	Does the reporting entity have any reinsurance contracts subject to A-791 that include a provision, which limits the reinsurer's assumption of significant risks identified as in A-791?
No

2.	Does the reporting entity have any reinsurance contracts not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption risk?
No

3.	Does the reporting entity have any reinsurance contracts that contain features described below which result in delays in payment in form or in fact:

a.
Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety days of the settlement date?

No

	b.	Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity?
No

4.
Does the reporting entity reflect a reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61 for the following?

	a.	Assumption Reinsurance?	No

	b.	Non-proportional reinsurance, which does not result in significant surplus relief?	No

5.
Does the reporting entity cede any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract during the period covered by the financial statement, and either:

	a.	Accounted for that contract as reinsurance under SAP and as a deposit under GAAP; or	No

	b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?	No

See accompanying independent auditors' report.